AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 23, 2026

File No. 333-224164

File No. 811-23334

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 15	/X/
AND
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 16	/X/

SYMMETRY PANORAMIC TRUST

(Exact Name of Registrant as Specified in Charter)

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of Principal Executive Offices, Zip Code)

(800) 932-7781

(Registrant’s Telephone Number, including Area Code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Name and Address of Agent for Service)

Copies to:

David W. Freese

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, Pennsylvania 19103

John J. O’Brien, Esq.

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, Pennsylvania 19103

It is proposed that this filing become effective (check appropriate box)

/X/	Immediately upon filing pursuant to paragraph (b)
/ /	On [date] pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	75 days after filing pursuant to paragraph (a)(2)
/ /	On [date] pursuant to paragraph (a)(1) of Rule 485

September 23, 2026

Symmetry Panoramic International Country Momentum ETF
Principal Listing Exchange: The NASDAQ Stock Market LLC
Ticker Symbol: ICMO

Investment Adviser:
Symmetry Partners, LLC

Investment Sub-adviser:
Vident Asset Management

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

www.panoramicfunds.com
1-844-Sym-Fund (844-796-3863)

i

SYMMETRY PANORAMIC INTERNATIONAL COUNTRY MOMENTUM ETF

Investment Objective: The Symmetry Panoramic International Country Momentum ETF (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.55%
Other Expenses(2)	0.00%
Acquired Fund Fees and Expenses (AFFE) (3)	0.31%
Total Annual Fund Operating Expenses	0.86%

(1)

The Fund’s management fee is a “unitary” fee designed to pay the Fund’s expenses and to compensate Symmetry Partners, LLC, the Fund’s investment adviser (the “Adviser”), for the services the Adviser provides to the Fund. Out of the unitary management fee, the Adviser will pay all of the Fund’s expenses, except for the following: advisory fees, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, AFFE, accrued deferred tax liability, non-routine expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), litigation expenses, and other non-routine or extraordinary expenses.

(2)	Other Expenses are based on estimated amounts for the current fiscal year.

(3)	AFFE are indirect fees and expenses that the Fund incurs from investing in shares of other investment companies and are estimated for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses are as shown in the table above and remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell shares. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$88	$274

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this prospectus, it does not have portfolio turnover information to report.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”). Under normal conditions, the Fund seeks to achieve its investment objective by allocating its assets primarily among (i) shares of ETFs that each focus on equity securities of companies located in or otherwise tied economically to a particular country or geographic region outside the United States (each such ETF, an “Underlying Fund”); and/or (ii) equity securities of companies outside the United States. Each Underlying Fund is an “index fund” that seeks to track either a country-specific index or a broader non-US geographic index by replicating the securities in the underlying index.

The Fund will invest in Underlying Funds and individual equity securities based on the Adviser’s proprietary model that seeks to capture positive momentum in equity markets of countries outside the United States. The Adviser views positive momentum as relatively favorable performance by a country market or security over periods within the prior 12 months, as evaluated using quantitative measures, including relative price performance, total return and other performance indicators. The Adviser considers a specific country market or security to have positive momentum primarily if it has outperformed other country markets or securities on a relative basis. The criteria the Adviser uses for determining positive momentum may change from time to time but may include, for instance, relative performance based upon total return over the previous 6 or 12 months, excluding the most recent month, with a higher relative total return generally indicating stronger positive momentum.

In addition to shares of Underlying Funds, the equity securities in which the Fund may invest include publicly traded common stocks, preferred stocks, rights and warrants, equity-equivalent securities such as convertible securities, pooled investment vehicles, private placements, real estate investment trusts (“REITs”), participation notes (“P-Notes”), and depositary receipts (including unsponsored depositary receipts and American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)), which are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies. The Fund may invest in issuers of any market capitalization.

The Fund may invest across multiple sectors and countries worldwide, including both developed and emerging markets, and the Fund’s geographic exposure may significantly vary over time. Although the Fund primarily seeks investment exposure to equity markets outside the United States, its exposure may vary among individual non-U.S. country markets and geographic regions, and the Fund is not required to maintain any particular allocation among such markets or regions. A non-U.S. country market can be represented by a single Underlying Fund or several individual positions or Underlying Funds. The Fund considers a company to be a non-U.S. company if: (i) the company is organized, conducts its principal operations, or maintains its principal place of business outside of the U.S.; (ii) the company’s securities are traded principally outside of the U.S.; (iii) at least 50% of the company’s revenue is generated outside of the U.S.; or (iv) at least 50% of the company’s assets are located outside of the U.S.

Based on market or economic conditions, the Fund may focus on certain sectors or industries, although the Fund does not have a policy to concentrate in any industry of the market.

The Adviser rebalances the Fund’s portfolio at intervals determined by the investment process. The timing and frequency of rebalancing may vary. The Adviser buys and sells securities for the Fund at each rebalancing based on the results of the process described above. As a result of frequent rebalances, the Fund may experience a high portfolio turnover rate.

The Adviser has engaged Vident Asset Management to serve as sub-adviser (“Sub-Adviser”) for the Fund. The Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the portfolio, pre- and post-trade compliance, and monitoring of Fund trading activity, subject to the oversight of the Adviser and the Board of Trustees.

The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal Investment Risks: As with all exchange-traded funds, there is the risk that you could lose money through your investment in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, including the Underlying Funds, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

ETF Risks – The Fund is an ETF and, as a result of this structure, it is exposed to the following risks:

Trading Risk – Shares of the Fund may trade on The Nasdaq Stock Market LLC (the “Exchange”) above or below their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk – Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Equity Risk – Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Geographic Focus Risk – The risk that if the Fund invests a significant portion of its total assets in certain issuers within the same geographic region or economic sector, an adverse economic, business or political development affecting that region or sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular country or market sector.

Foreign (Non-U.S.) Investment Risk – Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Large Capitalization Companies Risk – If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small and Medium Capitalization Companies Risk – The risk that small and medium capitalization companies in which the Fund may invest, either directly or through Underlying Funds, may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Emerging Market Company Risk – Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

Investment Style Risk – The risk that different investment styles (e.g., “momentum” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style.

Momentum Style Risk – Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. Certain Underlying funds (e.g., international and emerging markets funds) can also experience volatile markets and a lack of liquidity. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of the Fund using a momentum strategy may suffer.

Quantitative Investing Risk – The risk that the value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the momentum metrics used in building the quantitative model, the accuracy of historical data supplied by third parties, and changing sources of market returns.

Investment Companies and Exchange-Traded Funds Risk – When the Fund invests in other investment companies, including the Underlying Funds, it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the management fees of Underlying Funds in addition to those paid by the Fund. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. The Fund also will incur brokerage costs when it purchases and sells shares of the Underlying Funds. Additionally, the Underlying Funds

may trade in the secondary market at prices below the value of their underlying portfolios and may not be liquid. Underlying Funds that track an index are subject to tracking error and may be unable to sell poorly performing assets that are included in their index or other benchmark.

Foreign Currency Risk - As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to foreign currency risk. Foreign currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the Fund would be adversely affected.

Index Tracking Error Risk – The performance of an Underlying Fund and its index may differ from each other for a variety of reasons. For example, an Underlying Fund that is index-based in which the Fund invests incurs operating expenses and portfolio transaction costs not incurred by the Underlying Fund’s index. In addition, the Underlying Fund may not be fully invested in the securities of the index that it tracks at all times or may hold securities not included in its index.

Depositary Receipts Risk – Investments in depositary receipts, such as ADRs, EDRs, and GDRs, may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. In addition, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

Asset Allocation Risk – The risk that the selection by the Adviser of the Underlying Funds and the allocation of the Fund’s assets among the Underlying Funds will cause the Fund to underperform other funds with similar investment objectives. In this regard, the Fund also may temporarily deviate from its desired asset allocation for the purpose of managing distributions. The allocation of the Fund’s assets to a limited number of Underlying Funds may adversely affect the performance of the Fund, and, in such circumstances, it will be more sensitive to the performance and risks associated with those Underlying Funds and any investments in which such Underlying Funds focus.

Management Risk – The risk that investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies or that imperfections, errors or limitations in the tools and data used by the Adviser may cause unintended results.

Active Management Risk – The risk that investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies or that imperfections, errors or limitations in the tools and data used by the Adviser may cause unintended results. The Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Cybersecurity Risk – There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, sub-adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders.

Operational Risk – Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Adviser’s and the Sub-Adviser’s control, including instances at third parties. The Fund, the Adviser and the Sub-Adviser seek to reduce these operational risks through control and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Valuation Risk – The risk that a security may be difficult to value. The Fund may value certain securities at a price higher or lower than the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid.

High Portfolio Turnover Risk - The Fund may engage in active trading, including investments made on a shorter-term basis, which may lead to higher fund expenses and lower total return.

Non-Diversification Risk - The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

New Fund Risk – Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Performance: The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available on the Fund’s website at panoramicfunds.com or by calling 1-844-Sym-Fund (844-796-3863).

Investment Adviser and Sub-Adviser: Symmetry Partners, LLC serves as investment adviser to the Fund. Vident Asset Management serves as a sub-adviser to the Fund.

Portfolio Managers:

Symmetry Partners, LLC

David E. Connelly, Jr., Chief Executive Officer of the Adviser, has served as a portfolio manager of the Fund since its inception in 2026.

John McDermott, Ph.D., Chief Investment Strategist of the Adviser, has served as a portfolio manager of the Fund since its inception in 2026.

Vident Asset Management

The following portfolio managers are responsible for executing portfolio transactions and implementing the Adviser’s investment decisions with respect to the Fund:

Austin Wen, CFA, Senior Portfolio Manager of Vident Asset Management, has served as a portfolio manager of the Fund since its inception in 2026.

Devin Ryder, CFA, Senior Portfolio Manager of Vident Asset Management, has served as a portfolio manager of the Fund since its inception in 2026.

Purchase and Sale of Fund Shares: The Fund issues shares to (or redeems shares from) certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of at least 10,000 shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the Fund and/or cash.

Individual shares of the Fund may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.panoramicfunds.com.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

This section provides more detailed information about the investment objective, principal investment strategies and certain risks of investing in the Fund. The investment objective of the Fund is to seek long-term capital appreciation. The investment objective is non-fundamental and may be changed without the consent of Fund shareholders.

This section also provides information regarding the Fund’s disclosure of portfolio holdings. The Fund also may make other types of investments to the extent permitted by applicable law. Additional information about the Fund, its investment strategies, and risks can also be found in the Fund’s Statement of Additional Information (“SAI”).

The Fund has significant flexibility to achieve its investment objective and may invest in a broad range of securities, including the Underlying Funds. The Fund may invest directly in securities or the Underlying Funds or use a combination of direct and Underlying Fund investments, without limitations other than those stated herein. At any given time, the Fund may invest exclusively in Underlying Funds, or in direct investments in a broad range of equity securities consistent with its investment strategies, or a combination thereof, to achieve the Fund’s investment objective and strategies. The allocation of the Fund’s investments will vary, and, at any given time, the Fund may not be invested in all the types of securities and other investments described below.

Non-Diversification

The Fund is classified as “non-diversified” under the 1940 Act, which means that it may focus its investments in the securities of relatively few issuers as compared to a “diversified” mutual fund. Accordingly, the limited number of issuers in which the Fund invests means that each issuer has a proportionately greater impact on the Fund’s returns. The Fund intends, however, to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). This requires, among other things, that at the end of each quarter of the Fund’s taxable year no more than 25% of the Fund’s assets be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), and at least 50% of the Fund’s assets be represented by (i) cash, (ii) securities of other regulated investment companies, (iii) U.S. Government securities, and (iv) other securities limited, with respect to any single issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer.

Temporary Defensive Positions

In response to adverse market, economic, political or other conditions, the Fund may temporarily invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities, money market instruments and cash. These short-term debt securities and money market instruments include shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a temporary defensive position, the opportunity to achieve upside return may be limited.

Cash Management Strategies

Although the Fund will generally invest substantially all of its assets in accordance with its investment objective and principal investment strategies, the Fund may, at times, hold a substantial amount of its assets in cash or short-term cash equivalents, such as money market instruments, money market funds or repurchase agreements, in order to satisfy redemptions or on a temporary basis while the portfolio managers look for suitable investment opportunities. The percentage of the Fund’s assets invested in cash and short-term cash equivalents may vary and will depend on various factors, including market conditions and purchases and redemptions of Fund shares. Substantial holdings in cash or cash equivalents could reduce the magnitude of losses incurred by the Fund during periods of falling markets or cause the Fund to miss investment opportunities during periods of rising markets. The Fund’s investments in short-term cash equivalents, such as money market instruments, may be subject to credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise). To the extent permitted by its principal investment strategies and investment policies, the Fund may acquire shares of exchange-traded funds based on a relevant market index in an effort to maintain exposure to the market, but the Fund’s efforts to maintain market exposure in this manner may not be successful. you are concerned about the volatility of your investment in the Fund, you may wish to consult your financial intermediary and consider whether a lower risk exposure is more appropriate for your investment portfolio.

Borrowing

While the Fund does not anticipate doing so, other than for cash management, the Fund may borrow money to the extent permitted by applicable law, including for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity, and it is not expected that the Fund will use this technique on a regular basis. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

The Fund also may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous, or by enabling the Fund to attain desired exposures during periods of significant anticipated inflows. It is expected that such borrowing will be repaid by the Fund promptly. In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets.

Risk Factors

All investments carry some degree of risk that will affect the value of the Fund’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in the Fund.

Because the Fund invests primarily in Underlying Funds, the risks described below are in reference to the Underlying Funds, and to the extent that the Fund invests directly in securities and other instruments, the risks described below are also directly applicable to the Fund.

INVESTING IN UNDERLYING FUNDS

The Fund may invest in Underlying Funds as part of its investment strategy, and certain of the Fund’s investments may be primarily concentrated in Underlying Funds. The investment performance of the Fund is directly related to the investment performance of the Underlying Funds it holds. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds. The value of the Underlying Funds’ investments, and the NAVs of the shares of both the Fund and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objectives of the Underlying Funds will be achieved.

INVESTMENTS OF THE FUND AND THE UNDERLYING FUNDS

Because the Fund may invest in Underlying Funds that invest directly in securities and other instruments, the Fund’s shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to those Underlying Funds.

The risks described below for the Fund are in reference to direct purchases of the Fund and the Underlying Funds. The risks described below are in alphabetical order and not in order of importance or potential exposure. The principal investment risks of the Fund are in order of importance in the Fund’s Summary section of this Prospectus.

Active Management Risk

The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Asset Allocation Risk

The risk that the selection by the Adviser of the Underlying Funds and the allocation of the Fund’s assets among the Underlying Funds will cause the Fund to underperform other funds with similar investment objectives. In this regard, the Fund also may temporarily deviate from its desired asset allocation for the purpose of managing distributions. The allocation of the Fund’s assets to a limited number of Underlying Funds may adversely affect the performance of the Fund, and, in such circumstances, it will be more sensitive to the performance and risks associated with those Underlying Funds and any investments in which such Underlying Funds focus.

Cybersecurity Risk

With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and its Adviser, Sub-Adviser, custodian, transfer agent, distributor and other service providers and the financial intermediaries (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Depositary Receipts Risk

American Depositary Receipts (“ADRs”) are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and other types of depositary receipts (collectively, “Depositary Receipts”) are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of Depositary Receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in Depositary Receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a Depositary Receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the Depositary Receipt and the underlying security. The values of Depositary Receipts may decline for a number of reasons relating to the issuers or sponsors of the Depositary Receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of Depositary Receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of Depositary Receipts may differ from the prices of securities upon which they are based. In addition, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

Emerging Market Company Risk

Investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These risks include less social, political and economic stability; smaller securities markets with low or non-existent trading volume and greater illiquidity and price volatility; more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests; less transparent and established taxation policies; less developed regulatory or legal structures governing private and foreign investment; more pervasiveness of corruption and crime; less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts; less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.; greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions; higher rates of inflation and more rapid and extreme fluctuations in inflation rates; greater sensitivity to interest rate changes; increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls; greater debt burdens relative to the size of the economy; more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries. Because of these risk factors, the Fund’s investments in developing market countries are subject to greater price volatility and illiquidity than investments in developed markets. Governments of emerging market countries may own or control parts of the private sector. Accordingly, government actions could have a significant impact on economic conditions. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular sector and/or company, limit the investment by foreign persons to a specific class of securities of an issuer that may have less advantageous rights than a domestically available class, require foreign investors to maintain a trading account with only one licensed securities company in the relevant market and/or impose additional taxes on foreign investors. These may contribute to the illiquidity of the relevant securities market, as well as create inflexibility and uncertainty as to the trading environment.

Equity Risk

The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stockholders such as the Fund.

ETF Risks

The Fund is an ETF and, as a result of this structure, they are exposed to the following risks:

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Trading Risk — Although Fund shares are listed for trading on a listing exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Secondary market trading in the Fund’s shares may be halted by a listing exchange because of market conditions or for other reasons. In addition, trading in the Fund’s shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the Fund’s shares will continue to be met or will remain unchanged.

Shares of the Fund may trade at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the prior most recent calculation. The trading prices of the Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. These factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. However, given that shares can be created and redeemed only in Creation Units at NAV, the Adviser does not believe that large discounts or premiums to NAV will exist for extended periods of time. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Investors buying or selling shares of the Fund in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares of the Fund, including bid/ask spreads, frequent trading of such shares may significantly reduce investment results and an investment in the Fund’s shares may not be advisable for investors who anticipate regularly making small investments.

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Limited Authorized Participants, Market Makers and Liquidity Providers Risk — Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. An active trading market for shares of the Fund may not develop or be maintained, and, particularly during times of market stress, Authorized Participants or market makers may step away from their respective roles in making a market in shares of the Fund and in executing purchase or redemption orders. This could, in turn, lead to variances between the market price of the Fund’s shares and the value of its underlying securities.

Foreign Company Risk

Investments in securities of foreign companies (including direct investments as well as investments through certain depositary receipts) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the Fund’s portfolio. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies of the affected country and other countries with which it does business, which in turn could adversely affect the Fund’s investments in that country and other affected countries. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in the Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

Foreign Currency Risk

The Fund may be subject to foreign currency risk to the extent that it invests in securities or other investments denominated in, and/or receiving revenues in, foreign currencies. Foreign currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Geographic Focus Risk

To the extent that the Fund focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

High Portfolio Turnover Risk

The Fund may engage in active trading, including investments made on a shorter-term basis, which may lead to higher fund expenses and lower total return.

Index Tracking Error Risk

The performance of an Underlying Fund and its index may differ from each other for a variety of reasons. For example, an Underlying Fund that is index-based in which the Fund invests incurs operating expenses and portfolio transaction costs not incurred by the Underlying Fund’s index. In addition, the Underlying Fund may not be fully invested in the securities of the index that it tracks at all times or may hold securities not included in its index.

Investment Companies and Exchange-Traded Funds Risk

When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the management fees of the Underlying Fund in addition to those paid by the Fund. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. The Fund also will incur brokerage costs when it purchases and sells ETFs. Additionally, ETFs may trade in the secondary market at prices below the value of their underlying portfolios and may not be liquid. Underlying Funds that track an index are subject to tracking error and may be unable to sell poorly performing assets that are included in their index or other benchmark.

Investment Style Risk

The risk that different investment styles (e.g., “momentum” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style.

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Momentum Style Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. Certain Underlying funds (e.g., international and emerging markets funds) can also experience volatile markets and a lack of liquidity. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of the Fund using a momentum strategy may suffer.

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Quantitative Investing Risk is the risk that the value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance. This may be as a result of the momentum metrics used in building the quantitative model, the weights placed on each metric, the accuracy of historical data supplied by third parties, and changing sources of market returns.

Large Capitalization Companies Risk

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Liquidity Risk

Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like or difficult to value. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these events could have a negative effect on Fund management or performance.

Management Risk

The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities or Underlying Funds in which the Fund invests may prove to be incorrect and may not produce the desired results. Additionally, the Adviser may have conflicts of interest that could interfere with its management of the Fund’s portfolio. For example, the Adviser or its affiliates may manage other investment funds or have other clients that may be similar to, or overlap with, the investment objective and strategy of the Fund, creating potential conflicts of interest when making decisions regarding which investments may be appropriate for the Fund and other clients. Further information regarding conflicts of interest is available in the SAI.

Market Risk

The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. The Fund’s NAV per share will fluctuate with the market prices of its portfolio securities, including the Underlying Funds. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments and businesses, elevated inflation levels, problems in the banking sector and wars in Europe and in the Middle East.

New Fund Risk

Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Non-Diversification Risk

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Operational Risk

Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Adviser’s and/or Sub-Adviser’s control, including instances at third parties. The Fund, the Adviser, and/or Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Small and Medium Capitalization Companies Risk

Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Valuation Risk

The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because portfolio securities of the Fund may be traded on non-U.S. exchanges, and non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Disclosure

A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information (“SAI”). Shareholders may request portfolio holdings schedules at no charge by calling 1-844-Sym-Fund (844-796-3863).

MANAGEMENT

Investment Adviser

Symmetry Partners, LLC (the “Adviser” or “Symmetry Partners”), with principal offices at 151 National Drive, Glastonbury, Connecticut 06033, serves as the investment adviser for the Fund. The Adviser was founded in 1994. In addition to advising the Fund, Symmetry Partners provides discretionary investment advice to certain pension plans, closely held businesses, not-for-profit organizations, high net worth individuals and other investment advisory firms. As of August 31, 2026, the Adviser had approximately $4.96 billion in assets under management.

The Adviser has entered into an investment advisory agreement with the Fund, whereby the Adviser is entitled to receive an annual fee equal to a percentage of the Fund’s average daily net assets as follows:

Fund	Advisory Fee
Symmetry Panoramic International Country Momentum ETF	0.55%

This advisory fee is a unitary management fee designed to pay the Fund’s expenses and to compensate the Adviser for the services it provides to the Fund. Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, except for advisory fees, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, non-routine expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, litigation expenses, and other non-routine or extraordinary expenses.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the oversight of, and policies established by, the Trustees. The Adviser also provides investment and operational oversight of the Sub-Adviser.

The Trust and the Adviser were granted an exemptive order from the SEC that permits the Adviser, subject to certain conditions, and without the approval of shareholders to: (a) employ a new Sub-Adviser for the Fund pursuant to the terms of a new investment sub-advisory agreement, in each case either as a replacement for an existing Sub-Adviser or as an additional Sub-Adviser; (b) change the terms of any investment sub-advisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing Sub-Adviser on the same sub-advisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the Sub-Adviser. In such circumstances, shareholders would receive notice of such action, including information concerning the new Sub-Adviser. Generally, the Fund’s Board of Trustees must approve any new sub-advisory agreements implemented in reliance on the exemptive order.

The Adviser has claimed an exclusion from Commodity Pool Operator (“CPO”) registration pursuant to U.S. Commodity Futures Trading Commission (“CFTC”) Rule 4.5, with respect to the Fund. To remain eligible for this exclusion, the Fund must comply with certain limitations, including limits on trading in commodity interests, and restrictions on the manner in which the Fund markets its commodity interests trading activities.

Portfolio Managers

David Connelly is Portfolio Manager, Chief Executive Officer, and a member of the Investment Committee.

Mr. Connelly is a founder and the managing partner of Symmetry Partners. He began his affiliation with Symmetry Partners at its inception in 1994. Mr. Connelly holds a B.S. from Northeastern University and MBA from University of New Haven.

John McDermott, Ph.D., is Portfolio Manager, Chief Investment Strategist at the Adviser, and a member of the Investment Committee.

Dr. McDermott began his affiliation with Symmetry Partners in 2005. Dr. McDermott holds a B.S. from the U.S. Coast Guard Academy, an MBA from Columbia University, and a Ph.D. from the University of Connecticut.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s advisory agreement will be available in the Fund’s first Form N-CSR filing with the SEC.

Sub-Adviser

Vident Asset Management (the “Sub-Adviser”), a Delaware limited liability company located at 1125 Sanctuary Pkwy., Suite 515, Alpharetta, Georgia 30009, serves as the sub-adviser to the Fund. As of August 31, 2026, the Adviser had approximately $30.9 billion in assets under management.

The Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the portfolio, pre- and post-trade compliance, and monitoring of Fund trading activity, subject to the oversight of the Adviser and the Board.

Portfolio Managers

Austin Wen, CFA is Senior Portfolio Manager at the Sub-Adviser

Mr. Wen has over a decade of investment experience prior to joining the Sub-Adviser in 2014. Mr. Wen is Senior Portfolio Manager at the Sub-Adviser, specializing in portfolio management and trading of equity, derivative, and commodities-based portfolios, as well as risk monitoring and investment analysis. Previously, he was an analyst for Vident Financial, LLC, focusing on the development and review of various investment solutions. He began his career as a State Examiner for the Georgia Department of Banking and Finance. Mr. Wen obtained a BA in Finance from the University of Georgia and holds the Chartered Financial Analyst designation.

Devin Ryder, CFA is Senior Portfolio Manager at the Sub-Adviser

Ms. Ryder is a member of the Portfolio Management team at the Sub-Adviser with over five years of industry experience. Prior to joining the Sub-Adviser in 2025, Ms. Ryder was a Senior Software Engineer at Bloomberg from 2022 to 2025, where she designed and built systems to connect ETF market participants and facilitate ETF primary market transactions. Before that, she was a Portfolio Manager at ETF Managers Group from 2018 to 2022, where she specialized in domestic and international equity thematic strategies. Ms. Ryder holds a Bachelor of Science in Mathematics of Finance and Risk Management from the University of Michigan and holds the Chartered Financial Analyst designation.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s sub-advisory agreement will be available in the Fund’s first Form N-CSR filing with the SEC.

PURCHASING AND SELLING FUND SHARES

Shares of the Fund are listed for trading on the Exchange. When you buy or sell the Fund’s shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares of the Fund will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of such shares. A business day with respect to the Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund’s NAV is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. NAV is determined each business day, normally as of the close of regular trading of the Exchange (ordinarily 4:00 p.m., Eastern time).

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the most recent quoted bid price on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, (including if they are or deemed to be unreliable), securities will be valued at their fair market value as determined in good faith by the Adviser as the Fund’s valuation designee (“Valuation Designee”) in accordance with procedures established by the Adviser and approved by the Board. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Adviser has established a Valuation Committee to carry out its responsibilities as Valuation Designee. The Valuation Committee may enlist a sub-adviser, third party consultants such as an audit firm or a financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. Generally, when fair valuing a security held by the Fund, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security.

The Adviser may use independent pricing services to assist in calculating the fair market value of the Fund’s securities. In addition, market prices for foreign securities are not necessarily determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. The Fund invests, or has the ability to invest, primarily in equity securities that are traded primarily on non-U.S. exchanges or markets shall use a third party fair valuation vendor. The vendor shall provide a fair value factor which will be applied to the local market close price for foreign securities in the foregoing funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by the vendor in the event that there is a movement in the U.S. market that exceeds a specific threshold or confidence interval that shall be established by the Valuation Committee of the Adviser. In the event that the Adviser or any Sub-Adviser to the Fund believes that the fair values provided by the vendor are not reliable, the Adviser or Sub-Adviser shall contact the Administrator and request that a meeting of the Committee be held.

If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed or purchased.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund’s investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, shares of the Fund are issued and redeemed only in large quantities of shares known as Creation Units available only from the Fund directly to Authorized Participants, and that most trading in the Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Fund or their shareholders. In addition, frequent trading of the Fund’s shares by Authorized Participants and arbitrageurs is critical to ensuring that the market price remains at or close to NAV.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Dividends and Distributions: Income dividends are derived from net investment income (i.e., interest and other income, less any related expenses) the Fund earns from its portfolio securities and other investments. Capital gain distributions are derived from gains realized when the Fund sells a portfolio security. Long-term capital gains are derived from gains realized when the

Fund sells a portfolio security it has owned for more than one year, and short-term capital gains are derived from gains realized when a portfolio security was owned for one year or less. The Fund intends to distribute substantially all of its net investment income and net capital gains, if any, at least annually, or more frequently as determined to be appropriate by the Adviser.

The following is a summary of certain important U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Tax Status

Federal Tax Treatment of the Fund: The Fund intends to elect and intends to qualify each year for treatment as a regulated investment company (“RIC”) within the meaning of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Federal Tax Treatment of Distributions: The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 20% (plus an additional 3.8% Medicare tax). You will be notified annually of the tax status of distributions to you.

Distributions of “qualified dividends” by the Fund will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations and the Fund meets certain holding period requirements with respect to its investment in such corporations (“qualified dividends”), then all distributions paid by the Fund to individual shareholders who also meet such holding period requirements with respect to their Fund shares will be taxed at long-term capital gain rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualified dividends, then distributions paid by the Fund to individual shareholders will be qualified dividends only to the extent they are derived from qualified dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualified dividend). The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or non-qualified foreign corporations.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements. Only the portions of Fund dividends that are attributable to dividends the Fund receives from U.S. companies may qualify for this dividends-received deduction. The amount of the dividends qualifying for this deduction may also be reduced as a result of the Fund’s securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities.

If you purchase shares of the Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will generally be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.” Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

Sales and Redemptions: Each sale of Fund shares or redemption of Creation Units will generally be a taxable event. You will generally recognize taxable gain or loss for federal income tax purposes on a sale or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them to the extent that you hold your Fund shares as a capital asset. Certain special tax rules may apply to losses realized in some cases. Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired. The Fund (or relevant broker or financial adviser) is required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information when such shares are sold. The Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between: (i) the market value of the Creation Units at the time of the exchange plus any cash received in the exchange, and (ii) the Authorized Participant’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between: (i) the Authorized Participant’s basis in the Creation Units, and (ii) the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service (“IRS”), however, may assert that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. Authorized Participants should consult their own tax advisor with respect to whether wash sales rules apply and when a loss might be deductible.

The Fund may pay the redemption price for Creation Units at least partially with cash, rather than the delivery of a basket of securities. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment than if the in-kind redemption process was used.

The fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the fund and if, pursuant to section 351 of the Code, the fund would have a basis in any deposit securities different from the market value of such securities on the date of deposit. The fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the fund and if, pursuant to section 351 of the Code, the Fund would have a basis in any deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Tax-Exempt Shareholders: Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018, are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

Backup Withholding: The Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current backup withholding rate is 24%.

Non-U.S. Investors: Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described above. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement. The Fund will not pay any additional amounts with respect to any amount withhold under FATCA.

A non-U.S. entity that invests in the Fund will need to provide the Fund or its broker with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

State and Local Taxes: You may also be subject to state and local taxes on income and gain from Fund shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state in which you live. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is contained in the SAI.

DISTRIBUTION OF SHARES

Distributor: SEI Investments Distribution Co., located at 1 Freedom Valley Drive, Oaks, PA 19456, is the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute shares of the Fund in amounts less than a Creation Unit.

Additional Compensation to Financial Intermediaries: The Adviser, the Distributor and their affiliates may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries in connection with the sale or retention of Fund shares, including affiliates of the Adviser. Financial intermediaries include brokers, dealers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments are generally made to financial intermediaries that promote the sale of Fund shares, provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The level of payments made to financial intermediaries in any given year will vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser, the Distributor and their affiliates may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the Adviser’s, the Distributor’s or their affiliates’ discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

In addition to the payments described above, from time to time, the Fund will enter into arrangements with, and pay fees to, financial intermediaries that provide subaccounting, administration and recordkeeping services to certain groups of investors in the Fund, including investors in mutual fund advisory programs, participants in retirement and benefit plans, and clients of financial intermediaries that operate in an omnibus environment or utilize certain National Securities Clearing Corporation networking levels (collectively referred to as “subaccounting”). The subaccounting services typically include: (i) establishing and maintaining investor accounts and records (including custodial expenses); (ii) recording investor account balances and changes thereto; (iii) arranging for the wiring of funds; (iv) providing statements to investors; (v) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required; (vi) transmitting investor transaction information; and (vii) providing information in order to assist the Fund in its compliance with state securities laws. The subaccounting fees the Fund pays are designed to compensate intermediaries for services that are comparable to services for which the Fund would pay its transfer agent. The subaccounting fees the Fund pays generally are intended to be comparable to the fees the Fund would pay to their transfer agent for these services, but in certain circumstances the subaccounting fees may be higher due to differences in the services being provided or other factors. Because these subaccounting fees are typically directly related to the number of accounts and assets for which a financial intermediary provides services, the fees will increase with the success of the intermediary’s sales activities. The Fund understands that, in accordance with guidance from the U.S. Department of Labor, retirement and benefit plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the retirement and benefit plans or the investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds. For more specific information about any revenue sharing and/or subaccounting payments made to your dealer or financial intermediary, investors should contact their investment professionals.

Distribution Plan

The Fund adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee is 0.25% of the average daily net assets of the Fund.

The implementation of any payments under the distribution plan must be approved by the Board prior to implementation.

Householding: To reduce expenses, the Fund mails only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-844-Sym-Fund (844-796-3863) on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

ADDITIONAL INFORMATION

Continuous Offering: The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933 (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Fund’s distributor, breaks them down into individual shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares of the Fund. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares of the Fund, whether or not participating in the distribution of such shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares of the Fund that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Premium/Discount Information: Information regarding how often the shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for various time periods can be found at www.panoramicfunds.com.

Contractual Arrangements: The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, sub-adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

FINANCIAL HIGHLIGHTS

Because the Fund has not commenced operations as of the date of this prospectus, financial highlights for the Fund are not available.

Symmetry Panoramic International Country Momentum ETF

Adviser	Symmetry Partners, LLC 151 National Drive Glastonbury, CT 06033	Sub-Adviser	Vident Asset Management 1125 Sanctuary Pkwy, Suite 515 Alpharetta, GA 30009
Custodian	Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110	Legal Counsel	Morgan, Lewis & Bockius LLP 2222 Market Street Philadelphia, PA 19103
Distributor	SEI Investments Distribution Co. 1 Freedom Valley Drive Oaks, PA 19456	Transfer Agent	Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, PA 19103	Administrator	SEI Investments Global Funds Services 1 Freedom Valley Drive Oaks, PA 19456

Additional information about the Fund is included in the Fund’s SAI. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR filed with the SEC. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

To obtain a free copy of the SAI and the annual and semi-annual reports to shareholders, or other information about the Fund such as Fund financial statements (when available), or to make shareholder inquiries about the Fund, please call 1-844-Sym-Fund (844-796-3863). The SAI, Annual and Semi-Annual Reports and other information relating to the Fund such as Fund financial statements (when available) can be found, free of charge, at www.panoramicfunds.com. You may also write to:

Symmetry Panoramic Trust
1 Freedom Valley Drive
Oaks, PA 19456

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http:// www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-23334

STATEMENT OF ADDITIONAL INFORMATION

Symmetry Panoramic International Country Momentum ETF

TICKER SYMBOL: ICMO

Principal Listing Exchange:  The NASDAQ Stock Market LLC

a series of

SYMMETRY PANORAMIC TRUST

September 23, 2026

Investment Adviser:

SYMMETRY PARTNERS, LLC

Investment Sub-Adviser:

VIDENT ASSET MANAGEMENT

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is incorporated by reference into and should and should be read in conjunction with the prospectus of the Symmetry Panoramic International Country Momentum ETF (the “Fund”) dated September 23, 2026 (the “Prospectus”), copies of which may be obtained without charge by contacting the Fund’s Transfer Agent, c/o Brown Brothers Harriman & Co, 50 Post Office Square, Boston, Massachusetts 02110-1548. You may obtain the Prospectus for the Fund, the Fund’s annual or semi-annual report, when available, and other information such as the Fund’s financial statements, by calling the Fund at 1-844-Sym-Fund (844-796-3863) or by visiting the Fund’s website at www.panoramicfunds.com.

TABLE OF CONTENTS

THE FUND	S-1
TYPES OF INVESTMENTS, STRATEGIES AND RELATED RISKS	S-1
INVESTMENT RESTRICTIONS	S-19
EXCHANGE LISTING AND TRADING	S-20
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	S-20
MANAGEMENT	S-20
CONTROL PERSONS AND PRINCIPAL HOLDERS	S-25
THE DISTRIBUTOR	S-26
PORTFOLIO MANAGERS	S-26
ALLOCATION OF PORTFOLIO BROKERAGE	S-28
PORTFOLIO TURNOVER	S-28
OTHER SERVICE PROVIDERS	S-28
DESCRIPTION OF SHARES	S-29
BOOK ENTRY ONLY SYSTEM	S-29
PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS	S-30
DETERMINATION OF NET ASSET VALUE	S-34
DIVIDENDS AND DISTRIBUTIONS	S-35
TAX STATUS	S-35
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-37
LEGAL COUNSEL	S-37
FINANCIAL STATEMENTS	S-37
APPENDIX A ADVISER PROXY VOTING PROCEDURES	S-38
APPENDIX B DESCRIPTION OF SECURITIES RATINGS	S-40

THE FUND

The Fund is a series of Symmetry Panoramic Trust, a Delaware statutory trust organized on April 4, 2018 (the “Trust”). The Trust is registered as an open-end management investment company, currently consisting of ten separate portfolios. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund’s investment objective, restrictions and policies are more fully described herein and in the Prospectus. The Board may launch other series and offer shares of a new fund under the Trust at any time.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

Non-Diversification. The Fund is non-diversified, as that term is defined under the 1940 Act. This means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund, which increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a “diversified” fund holding a greater number of investments. Accordingly, the value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a “diversified” fund would be. The Fund, however, intends to satisfy the diversification requirements necessary to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). For more information, see “Tax Status” below.

Exchange Traded Fund Structure.  The Fund operates as an ETF.  Symmetry Partners, LLC (the “Adviser” or “Symmetry”), serves as the investment adviser to the Fund. Vident Asset Management (the “Sub-Adviser” or “Vident”) serves as the sub-adviser to the Fund. The investment objective of the Fund is to seek long-term capital appreciation.

As an ETF, the Fund offers and issues shares at its net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”).  The Fund generally offers and issues shares in exchange for a basket of securities (“Deposit Securities” together with the deposit of a specified cash payment (“Cash Component”).

The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The Fund’s shares are listed on The NASDAQ Stock Market LLC (the “Exchange”) and trade on the Exchange at market prices. These prices may differ from the Fund’s NAV per share.  The Fund’s shares are redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment.

TYPES OF INVESTMENTS, STRATEGIES AND RELATED RISKS

General

The Fund’s investment objective and principal investment strategies, as well as other important information, are described in the Prospectus for the Fund, which should be read together with this SAI. The investment objective of the Fund is non-fundamental and may be changed without the consent of Fund shareholders. Under normal market conditions, the Fund will invest in shares of registered open-end investment companies and exchange-traded funds (“ETFs”) (together, the “Underlying Funds”), or directly in securities or other instruments, consistent with the Fund’s investment strategy. Fund investments in financial instruments may be made either directly by the Adviser or pursuant to investment sub-advisory agreements with investment managers selected by the Adviser.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the oversight of, and policies established by, the Trustees.  The Adviser also provides investment and operational oversight of the Sub-Adviser.

The discussion below supplements information contained in the Fund’s Prospectus pertaining to the investment policies of the Fund. Descriptions in this SAI of particular investment practices or techniques in which the Fund may engage, either directly through its investment in Underlying Funds, are intended to describe the spectrum of investments that the Adviser, in its own discretion might, but is not required to, use in managing the Fund’s portfolio assets. The Adviser may, in its discretion at any time employ such practice, technique or instrument for the Fund. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but to the extent employed, could from time to time have a material impact on the Fund’s performance.

The investment techniques and instruments described below and in the Fund’s Prospectus may, consistent with the Fund’s investment objective and investment policies, be used by the Fund if, in the opinion of the Adviser, such strategies will be advantageous to the Fund. The Fund may not invest in all of the instruments and techniques described below. In addition, the Fund is free to reduce or eliminate its activity with respect to any of the investment techniques described below without changing the Fund’s fundamental investment policies, and the Fund will periodically change the composition of its portfolios to best meet the Fund’s investment objective. For more information about the Fund’s principal strategies and risks, please see the Fund’s Prospectus.

The underlying investment companies in which the Fund invests have their own investment objectives, policies, practices, and techniques, any one or all of which may subject their assets to varying degrees of risk. In addition, as a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory and administrative fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Therefore, it may be more costly for the Fund to own shares of another investment company than to own directly the underlying securities owned by such company. Investment companies in which the Fund may invest also may impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne by shareholders.

The risks described below for the Fund are in reference to either direct purchases of the Fund or the Underlying Funds.

Borrowing

While the Fund does not anticipate doing so, other than for cash management, the Fund may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Fund may use leverage during periods when the Adviser believes that the Fund’s investment objective would be furthered.

The Fund may also borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets.

Certificates of Deposit and Bankers’ Acceptances

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. See Appendix B for more information on ratings assigned to commercial paper.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to non-convertible fixed income securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Corporate Debt Securities

Corporate debt securities are typically fixed-income securities issued by businesses to finance their operations, but may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The primary differences between the different types of corporate debt securities are their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer duration tend to fall more in value when interest rates rise than corporate debt securities with shorter duration.

Cyber Security Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or the Fund’s investment adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instances, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Debt Securities Issued by the International Bank for Reconstruction and Development (“World Bank”)

Debt securities issued by the World Bank may include high quality global bonds backed by 185 member governments, including the United States, Japan, Germany, France and the United Kingdom, as well as in bonds in “non-core” currencies, including emerging markets and European accession countries with ratings of AAA or Aaa, structured notes, and discount notes represented by certificates, in bearer form only, or in un-certified form (Book Entry Discount Notes) with maturities of 360 days or less at a discount, and in the case of Discount Notes, in certified form only and on an interest bearing basis in the U.S. and Eurodollar markets.

Depositary Receipts

American Depositary Receipts (“ADRs”) are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Global Depositary Receipts (“GDRs”) receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. GDRs may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets.

Equity Securities

Equity securities include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Derivative Instruments

The Fund may purchase and write call and put options on securities, securities indices and foreign currencies, and enter into futures and forward contracts and use options on futures contracts as further described below. The Fund may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or to attempt to achieve investment returns as part of its overall investment strategies. The Fund may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the investment adviser’s use of an algorithm based on factor premiums. There is risk that the investment adviser may take positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. In addition, while the use of derivatives for hedging purposes can reduce losses, it can also reduce or eliminate gains, and hedges are sometimes subject to imperfect matching between the derivative and security it is hedging, which means that a hedge might not be effective. The Fund might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. A decision as to whether, when and how to utilize derivative instruments involves skill and judgment, and even a well-conceived derivatives strategy may be unsuccessful. The use of derivative instruments involves brokerage fees and/or other transaction costs.

Regulatory Risks of Derivative Use

In February 2012, the U.S. Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that will subject the advisers to certain registered investment companies to registration with the CFTC as a commodity pool operator (“CPO”) if an investment company is unable to meet certain trading and marketing limitations. These rules became effective on January 1, 2013. In relation to these regulatory changes adopted by the CFTC, the Fund’s Adviser and Sub-Advisers are expected to comply with any applicable reporting, disclosure or other regulatory requirements.

The Adviser has claimed an exclusion from CPO registration pursuant to CFTC Rule 4.5, with respect to the Fund. To remain eligible for this exclusion, the Fund must comply with certain limitations, including limits on trading in commodity interests, and restrictions on the manner in which the Fund markets its commodity interests trading activities. Compliance with CFTC regulatory requirements will increase Fund expenses. Other potentially adverse regulatory initiatives could also develop.

It is also possible that additional government regulation of various types of derivative instruments, including futures, forwards, options and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund may engage in derivative transactions could also prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategy. The futures, forwards, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the U.S. Securities and Exchange Commission, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, forwards, options and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

In 2010, the U.S. government enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. The CFTC and certain futures exchanges have also established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by an Adviser and any of its affiliates may be aggregated for this purpose. The trading decisions of the Adviser may have to be modified and positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions on securities above a certain de minimis threshold and is expected to adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund’s securities short positions or its strategy become generally known, it could have a significant effect on the Adviser’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Such reporting requirements may also limit the Adviser’s ability to access management and other personnel at certain companies where the Adviser seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy. In addition, the SEC recently proposed additional restrictions on short sales. If the SEC were to adopt additional restrictions regarding short sales, they could restrict the Fund’s ability to engage in short sales of securities in certain circumstances, and the Fund may be unable to execute its investment strategy as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as the Fund, and imposes new requirements and restrictions on funds using derivatives. Rule 18f-4 requires funds that invest in derivatives above a specified amount to adopt and implement a derivatives risk management program (“DRMP”) administered by a derivatives risk manager that is appointed by and overseen by the fund’s board of trustees, and to comply with an outer limit on fund leverage risk based on value at risk, or “VaR.” Funds that use derivative instruments in a limited amount are considered “limited derivatives users,” as defined by Rule 18f-4, will not be subject to the full requirements of Rule 18f-4, but will have to adopt and implement policies and procedures reasonably designed to manage the fund’s derivatives risk. Funds will be subject to reporting and recordkeeping requirements regarding their derivatives use. In addition, Rule 18f-4 provides special treatment for reverse repurchase agreements and similar financing transactions and unfunded commitment agreements. Specifically, a fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of Rule 18f-4 or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. Repurchase agreements are not subject to Rule 18f-4 but are still subject to other provisions of the 1940 Act.

Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as derivatives transactions under Rule 18f-4; and (4) certain when-issued or forward-settling securities (e.g., firm and standby commitments).

Exchange Traded Funds

ETFs are shares issued by investment companies that are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) National Market System. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional open-end mutual funds: (i) the market price of the ETF’s shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

ETF shares are not individually redeemable from the ETF, except upon termination of the ETF. To redeem from the ETF, an investor must accumulate enough ETF shares to reconstitute a creation unit. Upon redemption of a creation unit, an investor will receive securities underlying the ETF and cash identical to the portfolio deposit required of an investor wishing to purchase a creation unit that day. The Fund may sell ETF shares through a broker dealer.

The price of an ETF’s shares is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETFs generally is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on ETFs.

Fixed Income Securities

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Fund will be subjected to risk even if all fixed income securities in the Fund’s portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer’s actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of the fixed income securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the fixed income securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its fixed income securities may become impaired.

The corporate fixed income securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, may be treated as an illiquid security.

Fixed income securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

Foreign Currency Transactions

The Fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps, and other strategic transactions in connection with investments in securities of non-U.S. investments. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

The Fund may enter into forward foreign currency exchange contracts (forward contracts) in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies, as well as to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. Although foreign exchange dealers often do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the price at which they are buying and selling various currencies. However, forward contracts may limit the potential gains which could result from a positive change in such currency relationships.

The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

The Fund may enter into interest rate swaps on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund, subject to applicable regulatory limits. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.

While the Fund’s investment adviser may be authorized to hedge against currency risk, it is not required to do so. The Fund’s investment adviser may choose not to hedge currency exposure.

Foreign Investments—General

To the extent consistent with its investment objective and strategies, the Fund may invest in foreign securities, including bonds and other fixed-income securities of foreign issuers. Foreign fixed-income securities may include eurodollar convertible securities, which are fixed-income securities that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer.

Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of the Fund to the extent that it invests in foreign securities. The holdings of the Fund, to the extent that they invest in fixed-income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar may be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the United States. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

European countries can be affected by the significant fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

Military conflicts, wars, terrorism, sanctions, cyberattacks, diplomatic disputes and other geopolitical events may adversely affect global financial markets and economies. Such events may disrupt international trade, shipping routes, supply chains, energy production and distribution, commodity markets and critical infrastructure. These disruptions may result in increased market volatility, reduced liquidity, higher inflation, increased transportation and insurance costs, and significant fluctuations in commodity and energy prices. Countries and regions that rely heavily on imported energy, including certain Asian economies, may be particularly affected by prolonged disruptions in global energy supplies. The Fund may be adversely affected by these developments regardless of whether it invests directly in issuers located in the affected regions.

To the extent consistent with its investment objectives and strategies, the Fund may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by U.S. entities or citizens.

Although the Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that the Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Dividends and interest payable on the Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits allowed to investors under U.S. federal income tax law (which will generally be available only in the case the Fund is primarily invested in foreign securities), they may reduce the net return to the shareholders.

The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which they invest, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

The Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, the use of forward currency exchange contracts with other instruments may expose them to risks independent of their securities positions. Although the net long and short foreign currency exposure of the Fund will not exceed their respective total asset values, to the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.

The Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies, as permitted under the 1940 Act (“foreign sub-custodians”). Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling them to deliver payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, possible liability to the purchaser. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.

Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country.

The Fund may invest a significant percentage of their assets in the securities of issuers located in geographic regions with securities markets that are highly developed, liquid and subject to extensive regulation, including Japan. In recent years, Japan’s economic growth has been substantially below the level of earlier decades, and its economy has experienced periods of recession. Similar to many European countries, Japan is experiencing a deterioration of its competitiveness. Although Japan is attempting to reform its political process and deregulate its economy to address the situation, there is no guarantee that these efforts will succeed.

Japan’s economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. Domestic or foreign trade sanctions or other protectionist measures may also adversely impact Japan’s economy. In particular, Japan relies on large imports of agricultural products, raw materials and fuels.

Increases in the price of crude oil, a substantial rise in other commodity prices, or a fall-off in Japan’s manufactured exports, may affect Japan’s economy adversely. Additionally, slowdowns in the economies of key trading partners such as the United States, China and countries in Southeast Asia could have a negative impact on the Japanese economy.

The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. The Japanese yen may also be affected by currency volatility elsewhere in Asia, particularly Southeast Asia.

The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders’ rights also are not always enforced.

Japan has had territorial disputes and/or defense issues with China, North Korea, South Korea and Russia, among others. In the past several years, Japan’s relationship with North Korea has been especially strained because of increased nuclear and military activity by North Korea. Japan’s disputes with neighboring countries have the potential to cause uncertainty in the Japanese markets and affect the overall Japanese economy in times of crisis.

In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters.

Foreign Investments—Emerging and Frontier Markets

The Fund, to the extent permitted by its investment objectives and strategies, may also invest in countries with emerging economies or securities markets. Emerging and frontier market countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries.

In general, the securities markets of emerging and frontier countries are less liquid, subject to greater price volatility and have a smaller market capitalization than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the United States. In particular, the assets and profits appearing on the financial statements of emerging and frontier country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging and frontier country issuers than is available about issuers in the United States.

Emerging and frontier country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging and frontier countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging and frontier countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging and frontier country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Certain emerging and frontier market countries may have antiquated legal systems, which may adversely impact the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging and frontier market countries. Similarly, the rights of investors in emerging and frontier market companies may be more limited than those of shareholders in U.S. corporations. In addition, the systems of corporate governance to which issuers in certain emerging and frontier countries are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging and frontier countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging and frontier countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Certain emerging and frontier countries may restrict or control foreign investments in their securities markets. These restrictions may limit the Fund’s investment in those countries and may increase the expenses of the Fund. Certain emerging and frontier countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging and frontier countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. Custodial and/or settlement systems in emerging and frontier countries may not be fully developed. To the extent the Fund invests in emerging countries, Fund assets that are traded in such markets and which have been entrusted to sub-custodians in these markets may be exposed to risks for which the sub-custodian will have no liability.

Emerging and frontier countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) social unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

Investment exposure to China subjects the Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The Chinese government has undertaken reform of economic and market practices and expansion of the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

The economies of emerging and frontier countries may suffer from unfavorable growth of gross domestic product, rates of inflation and hyperinflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging and frontier countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging and frontier countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging and frontier countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging and frontier countries are vulnerable to weakness in world prices for their commodity exports.

Risks related to currencies and corporate actions are also greater in emerging and frontier countries than in developed countries. For example, some emerging and frontier countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain emerging and frontier countries may experience sudden and large adjustments in their currency, which can have a disruptive and adverse effect on foreign investors. Some emerging and frontier countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates which can have negative effects on a country’s economy and securities markets. There may be no significant foreign exchange market for certain currencies making it difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s investments denominated in such currencies. Some emerging and frontier countries may impose restrictions on the free conversion of their currencies into foreign currencies, including the U.S. dollar. Corporate action procedures in emerging and frontier countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.

Many emerging and frontier countries are highly dependent on foreign loans for their operations. There have been moratoria on, and refinancing of, repayments with respect to these loans. Some of the refinancings have imposed restrictions and conditions on the economies of such nations that have adversely affected their economic growth.

Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

Foreign (Non-U.S.) Government Securities

The Fund may invest in foreign government securities, including securities issued by foreign governments, including political subdivisions, or their authorities, agencies, instrumentalities or by supra-national agencies. Different kinds of foreign government securities have different types of government support. For example, some foreign government securities are supported by the full faith and credit of a foreign national government or a political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of the Fund to enforce its rights against a foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to satisfy their obligations to pay principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the World Bank, the Asian Development Bank and the Inter-American Development Bank.

As with other fixed income securities, foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of foreign government securities may fall during times of rising interest rates. Also, yields on foreign government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in foreign government securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of foreign government securities. Certificates of accrual and similar instruments may be more volatile than other foreign government securities.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory, Inc.

Under guidelines adopted by the Board, the Fund may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Fund may consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Fund will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Fund to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Interfund Lending

Pursuant to an order issued by the SEC, the Fund may participate in a joint lending and borrowing facility (“Interfund Lending Program”) whereby the Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other Symmetry Panoramic Funds for temporary purposes (e.g., to meet redemptions or other temporary cash shortfalls). The Interfund Lending Program Administration Group is responsible for the overall administration and operation of the Interfund Lending Program and report the activities of the Interfund Lending Program to the Board. The Interfund Lending Program can provide the borrowing Fund with savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and the Fund has insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for the Fund. When the Fund liquidates portfolio securities to meet redemption requests, it often does not receive payment in settlement for up to two days (or longer for certain foreign transactions). However, redemption requests normally are satisfied the next business day. The Interfund Lending Program provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. Although the Interfund Lending Program may reduce the Fund’s need to borrow from banks, the Fund remains free to establish and utilize lines of credit or other borrowing arrangements with banks.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund. As of the date of this SAI, the Fund has not directly engaged in securities lending.

Margin Deposits

Margin Deposits for Futures Contracts

Unlike the purchase or sale of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the investment adviser to the Fund may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

Money Market Fund Investments

Certain money market funds in which the Fund may invest may operate as “institutional money market funds” under Rule 2a-7 under the 1940 Act and must calculate their NAV per share to the fourth decimal place (e.g., $1.0000) reflecting market-based values of the money market fund’s holdings. Because the share price of these money market funds will fluctuate, when the Fund sells its shares they may be worth more or less than what the Fund originally paid for them. The Fund could also lose money if the money market fund holds defaulted securities or as a result of adverse market conditions. These money market funds may, and in certain circumstances must, impose a “liquidity fee” upon the redemption of their shares if the money market fund’s liquidity falls below the required minimums because of market conditions or other factors.

These measures may result in an investment loss. If a liquidity fee is imposed, an investing Fund may have to sell other investments at less than opportune times to raise cash to meet shareholder redemptions or for other purposes. The Adviser, as a result of imposition of liquidity fees, or the potential risk of such actions, may determine not to invest the Fund’s assets in a money market fund when it otherwise would, and may potentially be forced to invest in more expensive, lower-performing investments.

Funds may also invest in money market funds that invest at least 99.5% of their assets in U.S. government securities and operate as “government money market funds” under Rule 2a-7. Government money market funds may seek to maintain a stable price of $1.00 per share and are generally not required to impose liquidity fees or temporarily suspend redemptions. However, government money market funds typically offer materially lower yields than other money market funds with fluctuating share prices.

The Fund could lose money invested in a money market fund. An investment in a money market fund, including a government money market fund, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the money market fund, and you should not expect that the sponsor or any person will provide financial support to a money market fund at any time.

In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Mortgage Pass-Through Securities

Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, except as described below, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with regard to such sponsorship or which proposals, if any, might be enacted.

Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Fund’s liquidity and value.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”).

Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things): the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator; the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury; market responses to developments at Freddie Mac and Fannie Mae; and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the Fund.

As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Fund may suffer greater levels of default than was historically experienced.

Caps and Floors

The underlying mortgages that collateralize the adjustable-rate mortgages (“ARMs”) in which the Fund may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

Inverse Floaters

Inverse floaters constitute a class of mortgage-backed securities with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or Secured Overnight Financing Rate (“SOFR”). Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. As described above, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments.

Mortgage Dollar Rolls

The Fund may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While the Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until a future settlement date. The use of mortgage dollar rolls is a speculative technique involving leverage, and is considered to be a form of borrowing.

Private Mortgage Pass-Through Securities

Private mortgage pass-through securities, also known as “non-agency mortgage securities”, are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable-rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Mortgage assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities; hence they may be more sensitive to the performance of fewer mortgage assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Fund will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

Resets

The interest rates paid on the ARMs in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost-of-funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Stripped Mortgage Securities

Stripped mortgage securities may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO-class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO-class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.

The Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed income securities in a rising interest rate environment.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax that may become available in the future as long as the Board determines that an investment in any such type of obligation is consistent with the Fund’s investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Municipal Lease Obligations

Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets. The Fund may invest in funds that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations. States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a “non-appropriation” clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to “non-appropriation” risk. Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

Non-Investment Grade Debt Securities

Non-investment-grade securities, also referred to as “high yield securities” or “junk bonds,” which are considered speculative, are debt securities that are rated lower than the four highest rating categories by a NRSRO (for example, lower than Baa3 by Moody’s Investors Service, Inc. or lower than BBB– by Standard & Poor’s) or are determined to be of comparable quality by the Fund’s investment adviser. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Credit Quality

Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

Greater Risk of Loss

These securities are regarded as predominately speculative. There is a greater risk that issuers of lower-rated securities will default than issuers of higher-rated securities. Issuers of lower-rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest on securities held by the Fund, the Fund would experience a decrease in income and a decline in the market value of its investments.

Liquidity

There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher-rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

New Legislation

Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund’s investments in lower-rated securities.

Sensitivity to Interest Rate and Economic Changes

The income and market value of lower-rated securities may fluctuate more than higher-rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties

It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.

High yield, high risk investments may include the following:

• Distressed Securities - An investment in distressed securities may involve a substantial degree of risk. These instruments, which involve loans, loan participations, bonds, notes, non-performing and sub-performing mortgage loans typically are unrated, lower-rated, in default or close to default. Many of these instruments are not publicly traded, and may become illiquid. The prices of such instruments may be extremely volatile. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies. Valuing such instruments may be difficult, and the Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund’s original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment.

• Loan Participations and Assignments - These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries.

• Pay-in-kind bonds - These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These bonds are typically sold without registration under the Securities Act of 1933, usually to a relatively small number of institutional investors.

• Preferred Stock - These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

• Securities issued in connection with Reorganizations and Corporate Restructurings - In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its fixed income securities. The Fund may hold such common stock and other securities even if it does not invest in such securities.

• Straightfixed income securities - These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

• Zero-coupon debt securities - These do not pay periodic interest but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

• Zero-fixed-coupon debt securities - These are zero-coupon debt securities that convert on a specified date to periodic interest-paying debt securities.

Over-the-Counter Instruments

The trading of over-the-counter instruments subjects the Fund to a variety of risks including: (1) counterparty risk; (2) basis risk; (3) interest rate risk; (4) settlement risk; (5) legal risk; and (6) operational risk. Counterparty risk is the risk that the Fund’s or the Fund’s counterparties might default on their obligation to pay or perform generally on their obligations. The over-the-counter markets and some foreign markets are “principals’ markets.” That means that performance of the contract is the responsibility only of the individual firm or member on the other side of the trade and not any exchange or clearing corporation. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Basis risk is the risk attributable to the movements in the spread between the derivative contract price and the future price of the underlying instrument. Interest rate risk is the general risk associated with movements in interest rates. Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Legal risk is the risk that a transaction proves unenforceable in law or because it has been inadequately documented. Operational risk is the risk of unexpected losses arising from deficiencies in a firm’s management information, support and control systems and procedures. Transactions in over-the-counter derivatives may involve other risks as well, as there is no exchange market on which to close out an open position. It may be impossible to liquidate an existing position, to assess the value of a position or to assess the exposure to risk.

Pooled Investment Vehicles

The Fund may invest in the securities of pooled vehicles that are not investment companies and, thus, not required to comply with the provisions of the 1940 Act. As a shareholder of such pooled vehicles, the Fund will not have all of the investor protections afforded by the 1940 Act. Such pooled vehicles may, however, be required to comply with the provisions of other federal securities laws, such as the Securities Act. These pooled vehicles typically hold currency or commodities, such as gold or oil, or other property that is itself not a security. If the Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable management fees, in addition to both the management fees payable directly by the Fund to its investment adviser and the other expenses that the Fund bears directly in connection with its own operations. In addition, the Fund’s investment in pooled investment vehicles may be considered illiquid and subject to the Fund’s restrictions on illiquid investments.

Certain pooled vehicles may be exchange-traded products (“ETPs”) that are not taxable as RICs. These non-RIC ETPs may produce non-qualifying income for purposes of the 90% income test, which requires that at least 90% of a fund’s gross income for each taxable year must be from specified sources if the fund is to maintain its status as a RIC under the Internal Revenue Code. If one or more of these non-RIC ETPs generates more non-qualifying income than the Fund’s portfolio management expects, this non-qualifying income may be attributed to the Fund and could cause the Fund to inadvertently fail to qualify as a RIC under the Internal Revenue Code. Such failure could, in turn, cause the Fund to inadvertently fail to qualify as a RIC under the Internal Revenue Code.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the fixed income securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Fund’s investment adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements without limit as part of the Fund’s investment strategy. However, the Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its assets. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. Whenever the Fund enters into reverse repurchase agreements, it will either (i) consistent with Section 18 of the 1940 Act, maintain asset coverage of at least 300% of the value of the repurchase agreements or (ii) treat the reverse repurchase agreements as derivatives transactions for purposes of Rule 18f-4, including, as applicable, the value-at-risk (“VaR”) based limit on leverage risk.

Securities of Other Investment Companies, Including Open-End Investment Companies

The Fund may invest in securities of other investment companies. The Fund’s investments in an underlying portfolio of ETFs and mutual funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in an Underlying Fund. Investment decisions by the investment advisers of the Underlying Funds are made independently of the Fund and its Adviser. Therefore, the investment adviser of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the Adviser of the Fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

The 1940 Act imposes restrictions on the extent to which the Fund may invest in other investment companies. In particular, Section 12(d)(1)(A) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. In addition, the Fund is subject to Section 12(d)(1)(C), which provides that the Fund may not acquire shares of a closed-end fund if, immediately after such acquisition, the Fund and other investment companies having the same adviser as the Fund would hold more than 10% of the closed-end fund’s total outstanding voting stock.

The Fund may exceed these statutory limits when permitted by the 1940 Act or the rules thereunder, SEC order, or other applicable law or regulatory guidance. For example, Rule 12d1-4 under the 1940 Act permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Rule 12d1-4, among other things: (1) applies to both “acquired funds” and “acquiring funds,” each as defined under the rule; (2) includes limits on control and voting of acquired funds’ shares; (3) requires that the investment advisers of acquired funds and acquiring funds make certain specified findings based on their evaluation of the relevant fund of funds structure; (4) requires acquired funds and acquiring funds, and which do not have the same investment adviser, to enter into a fund of funds investment agreement, which must include specific terms; and (5) includes certain limits on complex fund of funds structures.

Further, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of Sections 12(d)(1)(A) and related provisions shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. If the Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) is not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. Under this provision, shares of an Underlying Fund held by the Fund in excess of 1% of an Underlying Fund’s outstanding securities may be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of any Fund’s total assets. However, the Adviser believes that these securities are liquid notwithstanding the ability of the Underlying Funds to restrict redemptions under certain circumstances, and intends to treat these securities as liquid unless the Underlying Fund’s adviser or agent provides an indication that it will not redeem shares on demand in excess of the 1% amount.

If required by the 1940 Act, the Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

Securities Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil & Gas Index or the Computer and Business Equipment Index.

Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the NYSE American, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices may be subject to the ability of the Fund’s investment adviser to take advantage of certain factor premiums and for those premiums to assert themselves at that time. No guarantee can be made of a factor performing at any given time. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Dealer Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. There can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer options they have written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change their treatment of such instruments accordingly.

Options on Futures Contracts

The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Short Sales

The Fund may employ “short selling” for both (1) investment purposes and (2) for defensive purposes as a hedging strategy. For investment purposes, when the Fund’s investment adviser believes that particular index, company or sector is relatively overvalued, the Fund may sell a security short with the expectation that it can be repurchased at a lower price, thus generating a gain for the Fund. For defensive purposes, when the Fund’s investment adviser believes that a security or group of securities in the Fund is susceptible to a decline in value, the Fund may sell a security short with the expectation any decline in value of the security sold short will serve to offset some of the decline in value suffered by the Fund’s portfolio of securities. A short sale strategy is different than a long-only strategy because it consists of selling borrowed shares in the hope that they can be bought back later at a lower price.

The Fund may sell securities short involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer. Short sales create a risk that the Fund will be required to close the short position by buying the security at a time when the security has appreciated in value, thus resulting in a loss to the Fund. A short position in a security poses more risk than holding the same security long. Because a short position loses value as the security’s price increases, the loss on a short sale is theoretically unlimited.

To the extent that the Fund uses short sales as a hedging technique, the Fund is subject to correlation risk. Specifically, the correlation between the security sold short and the hedged security may be imperfect, reducing the expected benefit to the Fund of a short sale, or there may be no correlation at all. It is possible that the market value of the securities the Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund’s potential volatility.

In addition, any gain on a short sale is decreased, and any loss is increased, by the amount of any payments, such as lender fees, replacement of dividends or interest that the Fund may be required to make with respect to the borrowed securities. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price. The lender of the borrowed securities may require the Fund to return the securities on short notice, which may require the Fund to purchase the borrowed securities at an unfavorable price, resulting in a loss. You should be aware that any strategy that includes selling securities short could suffer significant losses. Short selling will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes.

Structured Notes, Bonds and Debentures

Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Swaps

Credit Default Swaps

In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) and may use credit default swaps to take an active long or short position with respect to the likelihood of a particular issuer’s default. In connection with these agreements, cash or liquid securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Payments received or made at the end of the measurement period are recorded as realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments requires the clearing and exchange-trading of certain interest rate swaps and credit default swaps. Under the Dodd-Frank Act, certain derivatives will potentially become subject to margin requirements and swap dealers will potentially be required to collect margin from the Fund with respect to such derivatives.

Swap Agreements

Swap agreements are typically two-party, uncleared contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements often do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Because most swap agreements are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into a swap agreement in circumstances where the Fund’s investment adviser believes that it may be more cost effective or practical than buying the underlying securities or a futures contract or an option on such securities. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/ dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, futures contracts or other underlying assets represented in the index, plus the dividends that would have been received on those instruments. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks, futures contracts or other underlying assets. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, futures contract, basket of securities or futures contracts, defined portfolios of bonds, loans and mortgages, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security, commodity or market without owning or taking physical custody of such security, commodity or market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually the LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically, no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also entail the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the over-the-counter market. The Fund’s investment adviser, under the oversight of the Fund’s board of trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements. The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its futures broker in a segregated account an amount of cash, U.S. Government securities, suitable money market instruments, or other liquid securities, known as “initial margin.”

The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

The Fund’s futures contracts may be subject to periods of illiquidity because of market conditions, regulatory considerations and other reasons. For example, commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily limits.” During a single day, no trades may be executed at prices beyond the daily limit. Once the price of a futures contract for a particular commodity has increased or decreased by an amount equal to the daily limit, positions in the commodity futures contracts can neither be taken nor liquidated unless the traders are willing to effect trades at or within the limit. Futures contract prices have occasionally moved the daily limit for several consecutive days with little or no trading. Such market conditions could prevent the Fund from promptly liquidating its futures contracts.

United States Government Agencies

The Fund may invest in securities issued by United States Government Agencies. These consist of fixed income securities issued by agencies and instrumentalities of the United States Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“GNMA”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Farm Credit Banks, the Federal National Mortgage Association (“FNMA”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PC’s”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/ or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

United States Government Obligations

The Fund may invest in United States Government Obligations. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

Receipts

Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Treasury Receipts (“TRs”) and Separately Traded Registered Interest and Principal Securities (“STRIPS”) are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

U.S. Government Zero Coupon Securities

STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. Treasury Obligations

U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS and TRs.

Unrated Debt Securities

Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Warrants

Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis and does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

A transaction in when-issued, forward-settling, or delayed-delivery securities is deemed not to involve a senior security or a derivatives transaction under Rule 18f-4 under the 1940 Act, provided that (i) the Fund intends to physically settle the transaction, and (ii) the transaction will settle within 35 days of its trade date.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Zero Coupon Bonds

The Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of STRIPS. While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1. Borrowing Money. The Fund may not borrow money, except to the extent permitted under applicable securities laws.

2. Senior Securities. The Fund may not issue senior securities, except to the extent permitted under applicable securities laws

3. Underwriting. The Fund may not act as an underwriter of securities of other issuers, except to the extent that the Fund may be considered an underwriter under applicable securities laws in the disposition of portfolio securities or in the purchase of securities directly from the issuer thereof.

4. Concentration. The Fund may not purchase any security (other than U.S. Government Securities or securities of other investment companies) if as a result more than 25% of the Fund’s total assets, taken at market value at the time of investment, would be invested in the securities of issuers whose principal business activities are in the same industry or group of industries.

5. Real Estate. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this policy shall not prevent the Fund from investing in securities or other instruments backed by real estate (e.g., REITs) or in securities of issuers engaged in the real estate business.

6. Commodities. The Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.

7. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations promulgated thereunder, and any applicable exemptive relief.

With respect to the Fund’s investment restriction relating to concentration, the Fund will consider an Underlying Fund’s exposure to a particular industry when considering whether to invest in the Underlying Fund. However, the Fund will not review the portfolio holdings of an Underlying Fund on a daily basis.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUND. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3. Margin Purchases. The Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin.

4. Illiquid Investments. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

The shares of the Fund are approved for listing and trading on the Exchange. The Fund’s shares trade on the Exchange at prices that may differ to some degree from its NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met.

The Exchange may consider the suspension of trading in, and may initiate delisting proceedings of, the shares of the Fund under any of the following circumstances: (i) if the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (ii) if the Fund no longer complies with the applicable listing requirements set forth in the Exchange’s rules; (iii) if, following the initial twelve-month period after commencement of trading on the Exchange of the Fund, there are fewer than 50 beneficial holders of the Fund; or (iv) if such other event shall occur or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of the Fund.

The Trust reserves the right to adjust the share price of the Fund in the future to maintain convenient trading ranges for investors.  Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly available internet websites, as well as through the following website: www.panoramicfunds.com. In addition, the composition of the in-kind creation basket and the in-kind redemption basket is publicly disseminated daily prior to the opening of the Exchange via the NSCC.

Greater than daily access to information concerning the Fund’s portfolio holdings will be permitted (i) to certain personnel of service providers to the Fund involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, and (ii) to other personnel of the Fund’s service providers who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund, and the terms of the Trust’s current registration statement. From time to time, and in the ordinary course of business, such information may also be disclosed (i) to other entities that provide services to the Fund, including pricing information vendors, and third parties that deliver analytical, statistical or consulting services to the Fund and (ii) generally after it has been disseminated to the NSCC.

The Fund will disclose its complete portfolio holdings in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year-end, within 60 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose any of the Fund’s portfolio holdings or other investment positions (whether in writing, by fax, by e-mail, orally, or by other means) except in accordance with this policy. The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings. The Board reviews the implementation of this policy on a periodic basis.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (collectively, the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of seven individuals (the “Trustees”), four of whom are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including, but not limited to, a President, a Secretary, a Treasurer, and a Chief Compliance Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure. The Board is led by John G, Alshefski, who has served as the Chairman of the Board since September 10, 2025. Under the Trust’s Governing Documents, the Chairman of the Board is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, and (c) execution and administration of Trust policies, including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. In addition, the Independent Trustees have designated John C. Hunt as the Lead Independent Trustee. The Trust believes that the Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Trust, its series and each shareholder.

Board Risk Oversight. The Board includes four Independent Trustees with an Audit Committee, and a Governance and Nominating Committee, each with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting the risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications. Generally, the Fund believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. The Fund does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that collective experience of each Trustee makes them well qualified. Additional information about the qualifications of each Trustee is described in the table below.

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Trustees

Name and Year of Birth	Position with Trust and Length of Time Served(1)	Principal Occupations in the Past 5 Years	Number of Funds in Fund Complex Overseen(2)	Other Directorships Held in the Past 5 Years
Interested Trustee
John G. Alshefski(3) (Born: 1966)	Trustee (since June 2025)	Senior Vice President and Head of SEI Investment Manager Services for Traditional Asset Managers, SEI Investments Company, Inc., since 2013. Head of SEI Offshore Fund Servicing Business Line, SEI Investments Company, Inc., from 1996 to 2013. Fund Accounting Director, SEI Investments Company, from 1992 to 1996.	9	Current Directorships: Trustee of Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund, and The Advisors’ Inner Circle Fund III.
Nichelle Maynard-Elliott(5) (Born: 1968)	Trustee (since December 2023)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.	9	Current Directorships: Trustee of Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund and The Advisors’ Inner Circle Fund III. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Real Asset Fund (Cayman), Legal & General Commodity Strategy Fund Offshore Ltd., Element Solutions Inc., Xerox Holdings Corporation and Lucid Group, Inc.

				Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022. Trustee of Wilshire Private Assets Tender Fund to 2024.
Independent Trustees
Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since December 2023)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.	9	Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund and The Advisors’ Inner Circle Fund III. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Real Asset Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

				Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022. Trustee of Wilshire Private Assets Tender Fund to 2024.
Thomas P. Lemke (Born: 1954)	Trustee (since 2018)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.	9	Current Directorships: Trustee of Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund, The Advisors’ Inner Circle Fund III and J.P. Morgan Funds (171 Portfolios). Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Real Asset Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

				Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022. Trustee of Wilshire Private Assets Tender Fund to 2024.
Jay C. Nadel (Born: 1958)	Trustee (since December 2023)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.	9	Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust Wilshire Private Assets Master Fund, Wilshire Private Assets Fund and The Advisors’ Inner Circle Fund III. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Real Asset Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

				Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022. Trustee of Wilshire Private Assets Tender Fund to 2024.

Trustees

Name and Year of Birth	Position with Trust and Length of Time Served(1)	Principal Occupations in the Past 5 Years	Number of Funds in Fund Complex Overseen(2)	Other Directorships Held in the Past 5 Years
Randall S. Yanker (Born: 1960)	Trustee (since December 2023)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.	9

Current Directorships: Trustee of Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund and The Advisors’ Inner Circle Fund III. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Real Asset Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Director of Navigator Global Investments Limited to 2020. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022. Trustee of Wilshire Private Assets Tender Fund to 2024.

(1)	Each Trustee shall serve until he or she retires, resigns, is removed or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.
(2)	The term “fund complex” means two or more investment companies that: (1) hold themselves out to investors as related companies for purposes of investment and investor services; or (2) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
(3)	Mr. Alshefski may be deemed to be an “interested person" of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act, by virtue of his affiliation with SEI Investments Company and/or its affiliates.
(4)	Ms. Maynard-Elliott is treated as an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, by virtue of the fact that she has an immediate family member who is considered an affiliated person of J.P. Morgan Investment Management Inc. (“JPMIM”), an existing sub-adviser to two portfolios of the Trust.

Officers
Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2023)	Managing Director, SEI Investments, since 2021. Director of Client Service, SEI Investments, from 2004 to 2021.
John Bourgeois (Born: 1973)	Assistant Treasurer (since 2023)	Fund Accounting Manager, SEI Investments, since 2000.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2023)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2023)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

Trustees

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Robert Morrow (Born: 1968)	Vice President (since 2023)	Account Manager, SEI Investments, since 2007.
Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2023)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund, and Catholic Responsible Investments Funds since September 2022. Chief Compliance Officer of SEI Alternative Income Fund since May 2023. Chief Compliance Officer of Symmetry Panoramic Trust since December 2023. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2023)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
Marci M. Morgan (Born: 1971)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2025)	Director of Anti-Money Laundering Compliance at SEI Investments since May 2025. Director of Global Due Diligence at SEI Investments from October 2023 to May 2025. Vice President of Regulatory Management at BNY Mellon Investment Servicing (formerly PNC Global Investment Servicing) from December 2001 to January 2006 and from April 2010 to February 2023.

Audit Committee. The Board has an Audit Committee that consists solely of four of the Trustees, all of whom are not “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Nadel is the Chair of the Audit Committee. The Audit Committee’s responsibilities include, among other things: (i) the selection, retention or termination of the Trust’s independent auditors and approval of audit and non-audit services to be provided by the independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. For the fiscal year ended August 31, 2025, the Audit Committee of the current Board met four (4) times.

Governance and Nominating Committee. The Board has a Governance and Nominating Committee that consists solely of four of the Trustees, all of whom are not “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Lemke is the Chair of the Governance and Nominating Committee. The Governance and Nominating Committee’s responsibilities include, among other things: (1) oversight of the organization and performance of the Board and identify, review and nominate candidates to serve as Independent Trustees on the Board; (2) periodically review the composition of the Board to determine whether to add new Trustees; (3) to monitor information submitted to the Board by individual trustees that may impact independence and make recommendations to the Board regarding action, if any, that may be required in view of such information; (4) review the membership of each committee established by the Board; (5) oversee the process for evaluating the functioning of the Board, including an annual peer review; (6) review annually the compensation of the Independent Trustees and recommend to the Board any proposed changes in the schedule of compensation; (7) review and make recommendations to the Board regarding the Board Governance Policy; and (8) review its operations periodically and recommend changes to the charter to the Board as appropriate. The Governance and Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. For the fiscal year ended August 31, 2025, the Governance and Nominating Committee of the current Board met two (2) times.

Compensation of Trustees.  The following table shows compensation amounts paid by the Fund to the Trustees of the Board for the fiscal year ended August 31, 2025.

Name and Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees
Interested Trustees:
John G. Alshefski[1]	N/A	N/A	N/A	N/A
Nichelle Maynard-Elliott	$201,925	N/A	N/A	$201,925
Independent Trustees:
Jon C. Hunt	$201,925	N/A	N/A	$201,925
Thomas P. Lemke	$201,925	N/A	N/A	$201,925
Jay C. Nadel	$201,925	N/A	N/A	$201,925
Randall S. Yanker	$201,925	N/A	N/A	$201,925

[1]	Mr. Alshefski was appointed to the Board on June 11, 2025.

N/A – not applicable

None of the executive officers receive compensation from the Trust. The Trust does not have a bonus, profit sharing, deferred compensation, pension or retirement plan.

Trustees’ Ownership of Shares in the Fund. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed calendar year.  Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.  The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)[1,2]
Interested Trustee
John G. Alshefski	None	None
Nichelle Maynard-Elliott	None	None
Independent Trustees
Jon C. Hunt	None	None
Thomas P. Lemke	None	None
Jay C. Nadel	None	None
Randall S. Yanker	None	None

[1]	Valuation date is December 31, 2025.

[2]	The Fund, the Symmetry Panoramic US Equity Fund, Symmetry Panoramic International Equity Fund, Symmetry Panoramic Global Equity Fund, Symmetry Panoramic Tax-Managed Global Equity Fund, Symmetry Panoramic US Systematic Fixed Income Fund, Symmetry Panoramic Municipal Fixed Income Fund, Symmetry Panoramic Global Systematic Fixed Income Fund, Symmetry Panoramic Alternatives Fund and the Symmetry Panoramic Sector Momentum ETF are the only funds in the family of investment companies.

CONTROL PERSONS AND PRINCIPAL HOLDERS

Because the Fund is new, as of the date of this SAI, the Fund did not have any principal shareholders or control persons to report.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser and Investment Advisory Agreement

Symmetry Partners, LLC, located at 151 National Drive, Glastonbury, Connecticut 06033, serves as investment adviser to the Fund. Subject to the authority of the Board, the Adviser is responsible for the overall management of the Fund’s business affairs. As of August 31, 2026, the Adviser had approximately $4.96 billion in assets under management.

Under the Investment Advisory Agreement, the Adviser, under the oversight of the Board, agrees to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and SAI, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Fund and, as such shall: (i) provide a program of continuous investment management for the Fund with regard to the Fund’s investment of its assets in accordance with the Fund’s investment objectives, policies and limitations; (ii) make investment decisions for the Fund, including, but not limited to, the selection and management of investment sub-advisers for the Fund, in which case any of the duties of the Adviser set forth herein may be delegated to such investment sub- advisers subject to approval by the Board; (iii) if one or more investment sub-advisers are appointed with respect to the Fund, monitor and evaluate the performance of such investment sub-advisers under their respective sub-advisory agreements in light of the investment objectives and policies of the Fund, and render to the Trustees such periodic and special reports related to such performance monitoring as the Trustees may reasonably request, and analyze and recommend changes in investment sub-advisers as the Adviser may deem appropriate; (iv) place orders to purchase and sell investments for the Fund; and (v) provide office space, secretarial and clerical services and wire and telephone services necessary to provide the investment advisory duties described above and in the Investment Advisory Agreement.

The Adviser has entered into an investment advisory agreement with the Fund, whereby the Adviser is entitled to receive an annual fee equal to a percentage of the Fund’s average daily net assets as follows:

Fund	Advisory Fee
Symmetry Panoramic International Country Momentum ETF	0.55%

This advisory fee is a unitary management fee designed to pay the Fund’s expenses and to compensate the Adviser for the services it provides to the Fund. Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, except for advisory fees, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, non-routine expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, litigation expenses, and other non-routine or extraordinary expenses.

The Investment Advisory Agreement will continue in effect with respect to the Fund for two years initially and thereafter shall continue from year to year with respect to that Fund provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Investment Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees, the Adviser, or by holders of a majority of the Fund’s outstanding shares. The Investment Advisory Agreement shall terminate automatically in the event of its assignment.

The Fund and the Adviser were granted an exemptive order by the SEC with respect to the Fund that permits the Adviser to engage or terminate a Sub-Adviser, and to enter into and materially amend an existing sub-advisory agreement, upon the approval of the Board, without obtaining shareholder approval. This arrangement was approved by the Board and the Fund’s initial shareholder. Consequently, under the exemptive order, the Adviser has the right to hire, terminate and replace Sub-Advisers when the Board and the Adviser believes that a change would benefit the Fund. The exemptive order enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements.

Sub-Adviser and Investment Sub-Advisory Agreement

Vident Asset Management, a Delaware limited liability company serves as the sub-adviser to the Fund. The Sub-Adviser’s principal place of business is located at 1125 Sanctuary Pkwy., Suite 515, Alpharetta, Georgia 30009. The Sub-Adviser is owned by Vident Capital Holdings, LLC, which is controlled by MM VAM, LLC. MM VAM, LLC is owned by Casey Crawford. As of August 31, 2026, the Sub-Adviser had approximately $30.9 billion in assets under management.

The Adviser and the Sub-Adviser have entered into an investment sub-advisory agreement with respect to the Fund (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Fund’s portfolio, pre- and post-trade compliance, and monitoring of Fund trading activity, subject to the oversight of the Adviser and the Board.

After the initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event of the termination of the Advisory Agreement, and is terminable at any time without penalty by the Board.

Codes of Ethics

The Trust, the Adviser, the Sub-Adviser and the Distributor each have adopted a code of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics adopted by the Trust (the “Code”), the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a separate code of ethics that applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Fund; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and (v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, a copy of the Adviser’s proxy voting policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client’s account. A copy of the Adviser’s proxy voting policies are attached hereto as Appendix A.

More Information

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at 1-844-Sym-Fund (844-796-3863); (2) by visiting panoramicfunds.com; and (3) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to an underwriting agreement (the “Distribution Agreement”), whereby the Distributor acts as a principal underwriter for the Trust’s shares and distributes the shares of the Fund. Shares of the Fund are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute shares of the Fund in amounts less than a Creation Unit. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will solicit orders for the purchase of shares of the Fund, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor will deliver prospectuses and, upon request, Statements of Additional Information, to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares of the Fund. Such Soliciting Dealers also may be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. The Distribution Agreement will automatically terminate in the event of its assignment.

PORTFOLIO MANAGERS

In addition to the Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the table below. This table includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts. The information is as of August 31, 2026.

Symmetry Partners, LLC

David Connelly

Account Type	Number of Accounts by Account Type	Total Assets by Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies	9	$1.774 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	10,373	$3.116 billion	0	$0

John McDermott, Ph.D

Account Type	Number of Accounts by Account Type	Total Assets by Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies	9	$1.774 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	10,373	$3.116 billion	0	$0

Conflicts of Interest

The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Fund’s investments, on the one hand, and the investments of the Portfolio Managers’ other accounts, on the other. The other accounts may have the same investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Managers could favor one account over another. Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts managed by the Portfolio Managers are fairly and equitably allocated.

Compensation

The Portfolio Managers are compensated by the Adviser and do not receive any compensation directly from the Fund. The Portfolio Managers receive a base salary and are eligible to earn discretionary bonuses from time to time. The availability and amount of any bonus will be based on factors such as the Adviser’s profitability, each Portfolio Manager’s individual performance and team contribution.

Ownership of Securities

Because the Fund is new, as of the date of this SAI, the portfolio managers did not beneficially own shares of the Fund.

Vident Asset Management

The following table sets forth other accounts for which the Sub-Adviser portfolio managers to Fund were primarily responsible for the day-to-day portfolio management as of August 31, 2026.

Austin Wen, CFA

Account Type	Number of Accounts by Account Type	Total Assets by Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies	81	$16.6 billion	0	$0
Other Pooled Investment Vehicles	33	$6.3 billion	0	$0
Other Accounts	0	$0	0	$0

Devin Ryder, CFA

Account Type	Number of Accounts by Account Type	Total Assets by Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies	56	$9.5 billion	0	$0
Other Pooled Investment Vehicles	14	$1.2 billion	0	$0
Other Accounts	0	$0	0	$0

Conflicts of Interest

A portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with the portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Sub-Adviser manages are fairly and equitably allocated.

Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by the Sub-Adviser or its affiliates. For example, the sale of a long position or establishment of a short position by a fund sub-advised by the Sub-Adviser may impair the price of the same security sold short by (and therefore benefit) one or more other funds sub-advised by the Sub-Adviser, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more other funds sub-advised by the Sub-Adviser.

Conflicts may also arise when selecting other funds sub-advised by the Sub-Adviser as investments for the Fund because (i) the fees paid by the Adviser to the Sub-Adviser for sub-advising certain other funds may be higher than the fees paid by the Fund or another fund and (ii) the fees received by the Sub-Adviser and its affiliates as index provider may be higher for some funds than for another fund.

Compensation.

The Sub-Adviser’s portfolio managers receive a fixed base salary and discretionary bonus that are not tied to the performance of the Fund.

Ownership of Securities

Because the Fund is new, as of the date of this SAI, the portfolio managers did not beneficially own shares of the Fund.

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio managers, who are employees of the Adviser, or by a Sub-Adviser, if applicable. The Adviser and the Sub-Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser (or Sub-Adviser) for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser (or Sub-Adviser) may determine, subject to oversight by the Board and the CCO.

In selecting a broker or dealer to execute each particular transaction, the Adviser (or Sub-Adviser) will take the following into consideration:

• the best net price available;

• the reliability, integrity and financial condition of the broker or dealer;

• the size of and difficulty in executing the order; and

• the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Adviser (or Sub-Adviser) may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than those of the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

Investment in Regular Broker-Dealers

Because the Fund is new, as of the date of this SAI, the Fund did not hold any securities of its “regular brokers or dealers.”

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.

The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by that Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

OTHER SERVICE PROVIDERS

Fund Administration and Fund Accounting

SEI Investments Global Funds Services (the “Administrator”), which has its principal office at 1 Freedom Valley Drive, Oaks, PA 19456, serves as administrator and fund accountant for the Fund pursuant to the Administration Agreement (the “Agreement”) with the Fund and subject to the oversight of the Board. Administrator is primarily in the business of providing administrative and fund accounting services to retail and institutional mutual funds. Administrator is an affiliate of the Distributor.

The Agreement is dated June 18, 2018. The Agreement will remain in effect for four years from the applicable effective date for the Fund, and shall automatically renew successive one-year terms unless terminated by a party giving 180-days prior written notice of nonrenewal to the other party. The Agreement is terminable by either party in the event of breach of the Agreement on 60 days prior written notice. The Agreement may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of Administrator. The Agreement provides that except to the extent arising out of the Administrator’s bad faith, fraud, gross negligence, willful misconduct or criminal misconduct when providing the services contemplated by the Agreement, the Administrator’s liability shall be limited to monetary damages mutually agreed upon by the parties.

Under the Agreement, Administrator performs administrative services for the Fund, including: (1) fund accounting services; (2) asset data services; (3) fund administration services including tax compliance services, fund investment guideline compliance, financial reporting, regulatory reporting and support, and establishment and maintenance of Rule 30a-3(c) disclosure controls and procedures; (4) fund reporting services, including performance measurement and reporting, third-party reporting and data transmission services; (5) fund board support including preparation for and conducting fund board meetings, preparation of initial draft minutes, and electronic recordkeeping of Trust policies and procedures provided to the Administrator; (6) fund regulatory support including filing and printing of Trust materials, contract administration, assistance with regulatory examinations, Blue Sky services, and filing of Fidelity Bond; (7) N-PORT and N-CEN support services and (8) other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

The accounting services provided by the Administrator include: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listings of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the services rendered to the Fund by Administrator under the Agreement, Administrator is entitled to receive the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets for fund administration and fund accounting. Administrator is also entitled to reimbursement for any out-of-pocket expenses.

Transfer Agent

Brown Brothers Harriman & Co. (the “Transfer Agent”), which has a principal office at 40 Water Street, Boston, Massachusetts 02109, serves as the Fund’s transfer agent.

Custodian

Brown Brothers Harriman & Co. (the “Custodian”) also acts as the custodian of the Fund.   The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.  The Custodian’s principal place of business is 40 Water Street, Boston, Massachusetts 02109.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

BOOK ENTRY ONLY SYSTEM

Depository Trust Company (“DTC”) acts as securities depositary for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares of the Fund are limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares of the Fund (owners of such beneficial interests are referred to herein as “Beneficial Owners”) are shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares of the Fund.  The Trust recognizes DTC or its nominee as the record owner of all shares of the Fund for all purposes. Beneficial Owners of shares of the Fund are not entitled to have such shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares of the Fund.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of shares of the Fund held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding shares of the Fund, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Fund. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares of the Fund held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the Fund’s shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of shares of the Fund, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Fund issues and redeems its shares on a continuous basis, at NAV, only in a large, specified number of shares called a “Creation Unit,” either principally in-kind for securities or in cash for the value of such securities. The NAV of the Fund’s shares is determined once each business day, as described below under “Determination of Net Asset Value.” The Creation Unit size may change.  Authorized Participants will be notified of such change.

CUSTOM BASKETS. The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, is equal to the NAV of the Fund shares comprising the Creation Unit. However, Rule 6c-11 of the 1940 Act permits the Fund to utilize “custom baskets” provided the conditions of the rule are met. Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a non-representative selection of the ETF’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of the Fund’s portfolio holdings; (ii) a representative sampling of the Fund’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of the Fund’s securities market index, if applicable. Second, if different baskets are used in transactions on the same business day (as defined below), each basket after the initial basket would constitute a custom basket. For example, if the Fund exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if the Fund substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket.

PURCHASE (CREATION).  The Trust issues and sells shares of the Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any business day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The Fund will not issue fractional Creation Units. A business day is, generally, any day on which the Exchange is open for business.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of the Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and the Cash Component.  When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.  These additional costs may be recoverable from the purchaser of Creation Units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of the shares of the Fund (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable.  Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Fund, through NSCC, make available on each business day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous business day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the index the performance of which the Fund seeks to track, if applicable.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of or implementation of rebalancing changes in the index the performance of which the Fund seeks to track, if applicable. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the index the performance of which the Fund seeks to track, if applicable, or resulting from certain corporate actions.

CASH PURCHASE METHOD. The Trust may at its discretion permit full or partial cash purchases of Creation Units of the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent and the Trust, with respect to purchases and redemptions of Creation Units.  Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee  and any other applicable fees, taxes, and additional variable charges.  The Adviser may retain all or a portion of the creation transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the creation transaction fee is designed to cover.

All orders to purchase shares directly from the Fund, including custom orders, must be placed for one or more Creation Units in the manner and by the time set forth in the Participant Agreement and/or applicable order form.  The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day.  In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund also will generally not accept orders on such day(s).  Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook or applicable order form. The Distributor will notify the Custodian of such order.  The Custodian will then provide such information to the appropriate local sub-custodian(s).  Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the applicable cut-off time on such business day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian.  The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Fund is generally the second business day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. Upon written notice to the Distributor, such canceled order may be resubmitted the following business day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the business day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m., Eastern time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. Eastern time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom.  A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook, order form, and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed.  When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.  The delivery of Creation Units so created generally will occur no later than the second business day following the day on which the purchase order is deemed received by the Distributor. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the second business day following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.  The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares of the Fund on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by the time set forth in the Participant Agreement on the Settlement Date.  If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income, and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a creation transaction fee as set forth below under “Creation Transaction Fee” may be charged and an additional variable charge may also apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Distributor in respect of the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.  Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.  Given the importance of the ongoing issuance of Creation Units to maintaining a market price that is at or close to the underlying net asset value of the Fund, the Trust does not intend to suspend acceptance of orders for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

CREATION TRANSACTION FEE. A fixed purchase (i.e., creation) transaction fee may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard creation transaction fee for the Fund, regardless of the number of Creation Units created in the transaction, is set forth in the table below.

Fund	Creation Transaction Fee
Symmetry Panoramic International Country Momentum ETF	$75

The Fund may adjust the creation transaction fee from time to time.  The creation transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units.  The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction.  In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Fund may determine not to charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of the Fund’s shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more efficient manner than could have been achieved without such order.

Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the creation transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.  The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the Transaction Fee is designed to cover.

RISKS OF PURCHASING CREATION UNITS.  There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because the Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the 1933 Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act.

REDEMPTION. Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a business day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares of the Fund in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each business day, the list of the names and share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust.  With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities - as announced by the Custodian on the business day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of the shares of the Fund being redeemed, as next determined after a receipt of a request in proper form, and the value of Fund Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any applicable additional variable charge as set forth below.  In the event that the Fund’s securities have a value greater than the NAV of the shares of the Fund, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.  Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

CASH REDEMPTION METHOD. Although the Trust does not ordinarily permit full or partial cash redemptions of Creation Units of the Fund, when full or partial cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.

REDEMPTION TRANSACTION FEE. A fixed redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”).  The standard redemption transaction fee for the Fund, regardless of the number of Creation Units redeemed in the transaction, is set forth in the table below.

Fund	Redemption Transaction Fee
Symmetry Panoramic International Country Momentum ETF	$75

The Fund may adjust the redemption transaction fee from time to time.  The redemption transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, may be imposed for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction.  In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Fund may determine not to charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services, which may include an amount for the redemption transaction fees and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Fund Securities to the account of the Trust. The non-standard charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund Securities and the Cash Redemption Amount and other transactions costs. The Adviser may retain all or a portion of the redemption transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the redemption of a Creation Unit, which the redemption transaction fee is designed to cover.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares of the Fund through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected, unless, to the extent contemplated by the Participant Agreement, collateral is posted in an amount equal to a percentage of the value of the missing shares of that Fund as specified in the Participant Agreement (and marked to market daily).

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares of the Fund to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

ADDITIONAL REDEMPTION PROCEDURES. In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund’s securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than two business days after the day on which the redemption request is received in proper form.  If neither the redeeming shareholder nor the Authorized Participant acting on behalf of such redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholders will be required to receive redemption proceeds in cash.

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund also may, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Pursuant to the Participant Agreement, an Authorized Participant submitting a redemption request is deemed to make certain representations to the Trust regarding the Authorized Participant’s ability to tender for redemption the requisite number of shares of the Fund. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the shares of the Fund to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not business days for the Fund, shareholders may not be able to redeem their shares, or to purchase or sell shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the securities owned by the Fund or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

The Fund adheres to Section 2(a)(41), and Rules 2a-4  and 2a-5 thereunder, of the 1940 Act with respect to the valuation of portfolio securities.  In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value by the Adviser in good faith, and subject to the oversight of the Board.  In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, (including if they are or deemed to be unreliable, securities will be valued at their fair market value as determined in good faith by the Adviser as the Fund’s valuation designee (“Valuation Designee”) in accordance with procedures established by the Adviser and approved by the Board. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market.

The Adviser has established a Valuation Committee to carry out its responsibilities as Valuation Designee. The Valuation Committee may enlist a Sub-Adviser, third party consultants such as an audit firm or a financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. Generally, when fair valuing a security held by the Fund, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Valuation Designee and approved by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximates fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value by the Valuation Designee, subject to oversight by the Board. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures established by the Valuation Designee. Other securities for which market quotes are not readily available are valued at fair value by the Valuation Designee, subject to Board oversight.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value by the Valuation Designee, subject to Board oversight. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value, pursuant to procedures established by the Valuation Designee, subject to oversight by the Board. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Trust expects that the New York Stock Exchange (“NYSE”) will be closed on the following days: weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Valuation Process. The Adviser, as the Valuation Designee, has established a Valuation Committee to assist in carrying out the Adviser’s responsibilities in this regard. The Committee is composed of multiple officers of the Adviser, some of all of whom are also officers of the Trust. The applicable investments are valued collectively via inputs from various sources. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities, are valued via inputs from the Adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that the Fund might reasonably expect to realize upon its current sale. The Adviser, as Valuation Designee applies Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of the Fund’s investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Valuation Committee takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser (or Sub-Adviser) or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

The action of the Adviser, as Valuation Designee, are subject to oversight by the Trust’s Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Tax Status, Dividends and Distributions.”

General Policies. Dividends from net investment income, if any, are declared and paid annually by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to improve index tracking, if applicable, or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares of the Fund are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

The Fund make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid the imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends by the Fund if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Trust of the Fund at NAV per share.  Distributions reinvested in additional shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

TAX STATUS

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

General

The Fund intends to elect to qualify and intends to continue to qualify as a RIC under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code. As such, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a RIC, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”).

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other RICs (such as the Underlying Funds, provided that they, in turn, maintain their qualification as RICs), and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other RICs), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships (the “Diversification Requirement”).

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its net exempt interest income, if any, for the year (the “Distribution Requirement”).

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as dividends to its shareholders to the extent of the Fund's current and accumulated earnings and profits, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.  If the Fund determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's NAV. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits (as calculated for U.S. federal income tax purposes) from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

As discussed more fully below, the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year.

Although the Fund intends to distribute substantially all of its net investment income and its capital gains for any taxable year, if the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. If the Fund failed to satisfy the Distribution Requirement for any taxable year, it would be taxed as a regular corporation.

Notwithstanding the distribution requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax but can make no assurances that such tax will be completely eliminated.  For example, the Fund may receive delayed or corrected tax reporting statements from its investments that cause the Fund to accrue additional income and gains after the Fund has already made its excise tax distributions for the year.  In such a situation, the Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements.  In addition, the Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the advisers might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RICs.

The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

Capital losses in excess of capital gains ("net capital losses") are not permitted to be deducted against a RIC's net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward to offset its capital gains in future years. The Fund is permitted to carry forward a net capital loss to offset its capital gains, if any, in years following the year of the loss. The Fund is permitted to carryforward indefinitely a net capital loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Moreover, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Certain Potential Tax Reporting Requirements

Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service (“IRS”) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including significant penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State and Local Taxes

Although the Fund intends to qualify as a RIC and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the current fiscal year. The firm provides services including (i) audit of annual financial statements, (ii) assistance and consultation in connection with SEC filings, and (iii) other audit related and tax services.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 2222 Market Street, Philadelphia, PA 19103, serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

Because the Fund has not commenced operations as of the date of this prospectus, financial statements for the Fund are not available.

APPENDIX A

ADVISER PROXY VOTING PROCEDURES

Symmetry Partners, LLC

Proxy Voting Procedures

Proxy Voting

•	Fiduciary Duty. The SEC adopted rule 206(4)-6 to regulate proxy voting by investment advisers with authority to vote their clients’ proxies. Under the Investment Advisers Act, an adviser is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, which may or may not include proxy voting. To satisfy its duty of loyalty, the adviser must cast proxy votes in a way that will advance the best interest of its client. The adviser must not put its own interests ahead of the client’s. Under rule 206(4)-6, it is a fraudulent, deceptive, or manipulative act, practice, or course of business for an investment adviser to exercise voting authority over client proxies unless the investment adviser:

•	Adopts and implements written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the client’s best interest;

•	Discloses to clients how they may obtain information regarding how their proxies were voted; and

•	Describes proxy voting policies and procedures and furnishes a copy of the policies and procedures to the client when requested to do so.

•	Proxy Voting for Clients other than Fund Clients. With the exception of Fund clients, the firm typically does not vote proxies. Unless we agree otherwise in writing, we are precluded from and the Client shall be responsible for; (a) directing the manner in which proxies solicited by issuers of securities you beneficially own shall be voted; and (b) making all elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other type events pertaining to the securities in the account. Client authorizes and directs us to instruct the custodian to forward to the client all proxies and shareholder communications relating to the assets. Should the client wish to grant Symmetry discretion to vote proxies and should they wish to ascertain how the proxies were voted, they must do so in writing and such authority will not be effective until accepted in writing by Symmetry. On the rare instance we are granted authority, the guidelines are reasonably designed so that proxies are voted in the best interest of the clients pursuant to our fiduciary duty under the Advisers Act. We will also abide by our fiduciary duty of prudence and loyalty under ERISA when voting proxies for a qualified plan.

•	Proxy Voting for Fund Clients. With respect to Fund clients for which Symmetry serves as investment adviser, a Fund client may delegate proxy voting responsibility to Symmetry.

•	Proxy Voting for the Portion of a Fund Directly Managed by Symmetry. Symmetry provides day-to-day portfolio management to a portion of each Fund client’s portfolio by investing in other mutual funds and ETFs (Underlying Funds). As a result of this direct portfolio management by Symmetry, Symmetry is responsible for proxy voting for that portion of a Fund client’s portfolio.

Symmetry has retained a Service Provider (“SP”) on behalf of its clients to receive proxy statements, provide information, research, and other services intended to facilitate the proxy voting decisions to be made by Symmetry, to vote shares in accordance with Symmetry’s instructions, and to maintain proxy voting records.

SP has developed a set of criteria for evaluating and making recommendations on proxy voting issues (such as, for example, elections of boards of directors; mergers and corporate restructuring; and capital structure, social, and environmental issues). The criteria and general voting recommendations, as customized by Symmetry with respect to certain matters, are set forth in the SP Proxy Voting Guidelines. Symmetry’s Proxy Committee has evaluated the SP Proxy Voting Guidelines and believes that SP’s analyses and approaches to recommendations generally are consistent with Symmetry’s philosophy with respect to proxy voting matters. For those matters where an SP Proxy Voting Guideline differs from Symmetry’s philosophy, Symmetry’s Proxy Committee will ratify instructions to SP on how Symmetry wishes to vote.

Symmetry has determined to deviate from the SP Proxy Voting Guidelines for certain proxy issues. Symmetry’s Proxy Committee developed its own customized guidelines for these issues. Symmetry is responsible for directing SP on how to vote the proxies SP has referred to Symmetry.

If Symmetry determines that a material conflict of interest exists for a Fund, it shall promptly notify the Fund’s Board of the conflict of interest and seek guidance from the Fund’s Board on voting such a proxy.

•	Proxy Voting for the Portion of a Fund Managed by Sub-advisers. Symmetry also may appoint sub-adviser(s) to provide day-to-day management to all or a portion of a Fund client’s portfolio, in which case Symmetry is responsible for the selection and ongoing monitoring of any such sub-adviser. Because Symmetry views proxy voting as a function that is incidental and integral to portfolio management, it will in turn delegate the proxy voting responsibility with respect to the sub-advised portion of a Fund client’s portfolio to the applicable sub-adviser, except as described below.

•	Symmetry’s Due Diligence and Compliance Program. As part of its ongoing due diligence and compliance responsibilities, with respect to the portion of a Fund client’s portfolio managed by a sub-adviser, Symmetry will seek to ensure that each sub-adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. Symmetry will review each sub-adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the sub-adviser and on at least an annual basis thereafter.

•	Sub-Adviser Proxy Voting Policies and Procedures. Each sub-adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

•	Written Policies and Procedures: The sub-adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to the Funds and Symmetry, upon request, copies of such policies and procedures.

•	Fiduciary Duty: The sub-adviser’s policies and procedures must be reasonably designed to ensure that the sub-adviser votes client securities in the best interest of the client.

•	Conflicts of Interest: The sub-adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary, before voting client proxies, all material proxy-related conflicts of interest between the sub-adviser (including its affiliates) and its clients.

•	Voting Guidelines: The sub-adviser’s policies and procedures must address with reasonable specificity how the sub-adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

•	Monitoring Proxy Voting: The sub-adviser must have a system and/or process that is reasonably designed to ensure proxies are voted on behalf of its clients in a timely and efficient manner.

•	Record Retention and Inspection: The sub-adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The sub-adviser must provide to the Trust and Symmetry such information and records with respect to proxies relating to the Funds’ portfolio securities as required by law and as the Trust or Symmetry may reasonably request.

•	Disclosure of Funds’ Proxy Voting Policies and Procedures and Voting Record. Symmetry, on behalf of the Funds, will take reasonable steps as necessary to seek to ensure the Funds comply with all applicable laws and regulations relating to disclosure of the Funds’ proxy voting policies and procedures and proxy voting records. Symmetry (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that its actual proxy voting record and the actual proxy voting record of the sub-advisers with respect to the Funds’ portfolio securities are collected, processed, filed with the SEC and made available to the Funds’ shareholders as required by applicable laws and regulations.

•	Reports to Funds’ Board of Trustees. Symmetry will periodically (but no less frequently than annually) report to the Funds’ Board of Trustees with respect to the implementation of its proxy voting program, including summary information with respect to the proxy voting record of the sub-advisers with respect to the sub-advised portion’s portfolio securities and any other information requested by the Board of Trustees.

•	Availability of the Proxy Voting Policy and Amendments thereto. A copy of Symmetry’s proxy voting policy and any changes thereto will be provided to any Fund client managed by Symmetry. These policies and procedures may be amended from time to time.

APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global Ratings

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used to rate bond anticipation notes with maturities of up to five years.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the Variable Municipal Investment Grade (“VMIG”) scale. VMIG ratings with liquidity support use as an input the short-term counterparty risk assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. For VRDOs, Moody’s typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

• The nature and provisions of the financial obligation, and the promise S&P imputes; and

• The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

* Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings relating to issuers are forward looking opinions on the relative ability of an entity or obligation to meet financial commitments. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used as indications of the likelihood of repayment in accordance with the terms of the issuance.

Fitch’s credit rating scale for issuers and issues is expressed using the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade) with an additional +/- for AA through CCC levels indicating relative differences of probability of default or recovery for issues. The terms “investment grade” and “speculative grade” are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative grade categories signal either a higher level of credit risk or that a default has already occurred.

Fitch may also disclose issues relating to a rated issuer that are not and have not been rated. Such issues are also denoted as ‘NR’ on its web page.

Fitch’s credit ratings do not directly address any risk other than credit risk.  Credit ratings do not deal with the risk of market value loss due to changes in interest rates, liquidity and/or other market considerations. However, market risk may be considered to the extent that it influences the ability of an issuer to pay or refinance a financial commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of payments linked to performance of an index).

Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk.  ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk.  ‘C’ ratings indicate exceptionally high levels of credit risk.

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

SYMMETRY PANORAMIC TRUST

PART C

Item 28. Exhibits.

(a)	(i)	Certificate of Trust, as filed with the state of Delaware on April 3, 2018, for Symmetry Panoramic Trust (the “Registrant” or the “Trust”) is incorporated herein by reference to Exhibit (a)(i) to the Registrant’s initial Registration Statement on Form N-1A as filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 5, 2018.

	(ii)	Registrant’s Agreement and Declaration of Trust, dated April 3, 2018, is incorporated herein by reference to Exhibit (a)(ii) to the Registrant’s initial Registration Statement on Form N-1A as filed with the SEC on April 5, 2018.

	(iii)	Amendment No. 1, dated June 18, 2025, to the Registrant’s Agreement and Declaration of Trust, dated April 3, 2018 is incorporated herein by reference to Exhibt (a)(iii) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 3, 2025.

(b)		Registrant’s By-Laws, dated April 3, 2018, are incorporated herein by reference to Exhibit (b) to the Registrant’s initial Registration Statement on Form N-1A as filed with the SEC on April 5, 2018.

(c)		None, other than Exhibits (a)(ii) and (b).

(d)	(i)	Investment Advisory Agreement between the Registrant and Symmetry Partners, LLC is incorporated herein by reference to Exhibit (d)(i) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 29, 2020.

	(ii)	Amended and Restated Investment Advisory Agreement between the Registrant and Symmetry Partners, LLC. is incorporated herein by reference to Exhibit (d)(ii) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 3, 2025.

	(iii)	Form of Amended and Restated Exhibit B to the Investment Advisory Agreement between the Registrant and Symmetry Partners, LLC is filed herewith.

	(iv)	Investment Subadvisory Agreement between Symmetry Partners, LLC and AQR Capital Management, LLC is incorporated herein by reference to Exhibit (d)(ii) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 29, 2020.

	(v)	First Amendment to Investment Subadvisory Agreement between Symmetry Partners, LLC and AQR Capital Management, LLC is incorporated herein by reference to Exhibit (d)(iii) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 29, 2020.

	(vi)	Investment Subadvisory Agreement between Symmetry Partners, LLC and Dimensional Fund Advisors LP is incorporated herein by reference to Exhibit (d)(iv) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 29, 2020.

	(vii)	First Amendment to Investment Subadvisory Agreement between Symmetry Partners, LLC and Dimensional Fund Advisors LP is incorporated herein by reference to Exhibit (d)(v) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 29, 2021.

	(viii)	Investment Subadvisory Agreement between Symmetry Partners, LLC and J.P. Morgan Investment Management Inc is incorporated herein by reference to Exhibit (d)(vi) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 29, 2023.

	(ix)	Investment Subadvisory Agreement between Symmetry Partners, LLC and Vident Advisory, LLC is incorporated herein by reference to Exhibit (d)(viii) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 29, 2025.

	(x)	Form of Amended and Restated Schedule A, to the Investment Subadvisory Agreement between Symmetry Partners, LLC and Vident Advisory, LLC is filed herewith.

(e)	(i)	Distribution Agreement between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 29, 2020.

	(ii)	Amendment No. 1, dated August 27, 2025, to Distribution Agreement between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (e)(ii) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 3, 2025.

	(iii)	Amendment to the Distribution Agreement between the Registrant and SEI Investments Distribution Co. to be filed by amendment.

(f)		Bonus, profit sharing or pension plans. (Not applicable)

(g)	(i)	Custody Agreement between the Registrant and the Bank of New York Mellon is incorporated herein by reference to Exhibit (g) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 3, 2018.

	(ii)	Amendment to Custody Agreement between the Registrant and the Bank of New York Mellon dated September 9, 2019 is incorporated herein by reference to Exhibit (g)(ii) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 13, 2019.

	(iii)	Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (g)(iii) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 3, 2025.

	(iv)	Amendment to the Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co. to be filed by amendment.

(h)	(i)	Transfer Agency and Service Agreement between the Registrant and Atlantic Shareholder Services, LLC is incorporated herein by reference to Exhibit (h)(i) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 3, 2018.

	(ii)	Administration Agreement between the Registrant and SEI Investment Global Funds Services is incorporated herein by reference to Exhibit (h)(ii) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 3, 2018.

	(iii)	Amendment to the Administration Agreement between the Registrant and SEI Investments Global Funds Services to be filed by amendment.

	(iv)	Compliance Services Agreement between the Registrant and Atlantic Consulting Services, LLC is incorporated herein by reference to Exhibit (h)(iii) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 3, 2018.

	(v)	Amended and Restated Advisory Fee Waiver Agreement between the Registrant and Symmetry Partners, LLC is incorporated herein by reference to Exhibit (h)(iv) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 27, 2024.

(vi)	Third Amended and Restated Operating Expenses Limitation Agreement between the Registrant and Symmetry Partners, LLC is incorporated herein by reference to Exhibit (h)(vi) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 29, 2025.

(vii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Registrant and American Century ETF Trust is incorporated herein by reference to Exhibit (h)(vii) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 29, 2022.

(viii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Registrant and AQR Funds is incorporated herein by reference to Exhibit (h)(viii) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 29, 2022.

(ix)	Rule 12d1-4 Fund of Funds Investment Agreement between the Registrant and BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc., and iShares U.S. ETF Trust is incorporated herein by reference to Exhibit (h)(ix) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 29, 2022.

(x)	Rule 12d1-4 Fund of Funds Investment Agreement between the Registrant and DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., and Dimensional ETF Trust is incorporated herein by reference to Exhibit (h)(x) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 29, 2022.

(xi)	Rule 12d1-4 Fund of Funds Investment Agreement between the Registrant and Goldman Sachs Trust, Goldman Sachs Trust II, Goldman Sachs Variable Insurance Trust, and Goldman Sachs ETF Trust is incorporated herein by reference to Exhibit (h)(xi) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 29, 2022.

(xii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Registrant and J.P. Morgan Exchange-Traded Fund Trust is incorporated herein by reference to Exhibit (h)(xii) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 29, 2022.

(xiii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Registrant and Schwab Strategic Trust is incorporated herein by reference to Exhibit (h)(xiii) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 29, 2022.

(xiv)	Rule 12d1-4 Fund of Funds Investment Agreement between the Registrant and The Select Sector SPDR Trust is incorporated herein by reference to Exhibit (h)(xiv) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 29, 2022.

(xv)	Rule 12d1-4 Fund of Funds Investment Agreement between the Registrant and SPDR Series Trust, SPDR Index Shares Funds, and SSGA Active Trust is incorporated herein by reference to Exhibit (h)(xv) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 29, 2022.

(xvi)	Rule 12d1-4 Fund of Funds Investment Agreement between the Registrant and SPDR S&P 500 ETF Trust, and SPDR Dow Jones Industrial Average ETF Trust is incorporated herein by reference to Exhibit (h)(xvi) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 29, 2022.

	(xvii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Registrant and Vanguard Funds is incorporated herein by reference to Exhibit (h)(xvii) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 29, 2022.

(i)		Opinion and Consent of Counsel is filed herewith.

(j)		Consent of Independent Registered Public Accounting Firm. (Not applicable)

(k)		Omitted Financial Statements. (None)

(l)		Letter of Investment Intent is incorporated herein by reference to Exhibit (l) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 13, 2019.

(m)	(i)	Plan Pursuant to Rule 12b-1 under the 1940 Act with respect to shares of the Symmetry Panoramic Sector Momentum ETF is incorporated herein by reference to Exhibit (m) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 3, 2025.

	(ii)	Amended and Restated Schedule A, dated September 9, 2026, to the Plan Pursuant to Rule 12b-1 under the 1940 Act is filed herewith.

(n)		Plan Pursuant to Rule 18f-3 under the 1940 Act. (Not applicable)

(o)		Reserved.

(p)	(i)	Code of Ethics of the Registrant is incorporated herein by reference to Exhibit (p)(i) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 3, 2018.

	(ii)	Code of Ethics of Symmetry Partners, LLC is incorporated herein by reference to Exhibit (p)(ii) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 3, 2018.

	(iii)	Code of Ethics of AQR Capital Management, LLC is incorporated herein by reference to Exhibit (p)(iii) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 29, 2025.

	(iv)	Code of Ethics of SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (p)(iv) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 3, 2018.

	(v)	Code of Ethics of Dimensional Fund Advisors LP is incorporated herein by reference to Exhibit (p)(v) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 29, 2020.

	(vi)	Code of Ethics of J.P. Morgan Investment Management Inc is incorporated herein by reference to Exhibit (p)(vi) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 29, 2023.

	(vii)	Code of Ethics of Vident Advisory, LLC. is incorporated herein by reference to Exhibit (p)(vii) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 3, 2025.

(q)	(i)	Power of Attorney for William M. Doran, Jon C. Hunt, Thomas P. Lemke, Nichelle Maynard-Elliott, Jay C. Nadel, Randall S. Yanker, Michael Beattie and Andrew Metzger is incorporated herein by reference to Exhibit (q)(i) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 29, 2023.

(iii)	Resolution Adopted by the Board of Trustees of the Registrant on December 27, 2023 is incorporated herein by reference to Exhibit (q)(ii) to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 29, 2023.

(iii)	Power of Attorney for John G. Alshefski is incorporated herein by reference to Exhibit (q)(iii) to the Registrant's Registration Statement on Form N-1A as filed with the SEC on June 20, 2025.

Item 29. Persons Controlled by or Under Common Control with the Fund.

None.

Item 30. Indemnification.

Registrant’s Administration Agreement states:

Trust shall indemnify, defend and hold harmless the Administrator from and against and the Administrator shall have no liability in connection with any and all actions, suits and claims, whether groundless or otherwise and from and against any and all losses, damages, costs, charges. reasonable counsel fees and disbursements, payments, expenses and liabilities (including reasonable investigation expenses) arising directly or indirectly out of: (i) any act or omission of the Administrator in carrying out its duties hereunder or as a result of the Administrator's reliance upon any instructions, notice or instrument that the Administrator believes is genuine and signed or presented by an authorized Person of Trust; provided that this indemnification shall not apply if any such loss, damage or expense is caused by or arises from the Administrator's bad faith , fraud. Gross Negligence, willful misconduct or criminal misconduct in the performance of the Services; (ii) any violation by Trust or Trust's sponsor of any applicable investment policy, law or regulation, (iii) any misstatement or omission in the Trust Materials or any Trust Data; (iv) any breach by Trust of any representation , warranty or agreement contained in this Agreement; (v) any act or omission of Trust, the Trust's former administrator, a Special Third Party Vendor, the Trust's other service providers (such as custodians, prime brokers, transfer agents, investment advisors and sub-advisers); (vi) any pricing error caused by the failure of the Trust's investment adviser or sub-adviser to provide a trade ticket or for incorrect information included in any trade ticket; or (vii) any act or omission of the Administrator as a result of the Administrator's compliance with the Regulations, Including, but not limited to returning an investor's Investment or restricting the payment of redemption proceeds; provided however that the indemnification under this Section 5.03 shall not apply to the extent any such loss, damage or expense is caused by the Administrator's bad faith, fraud or criminal conduct in the performance of the Services under this Agreement.

Registrant’s Agreement and Declaration of Trust states:

Section 7.5 Indemnification.

(a) Subject to the exceptions and limitations contained in subsection (b) below:

(i) every person who is, or has been, a Trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

(ii) as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b) To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust, a Series or any Shareholder by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as described herein; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as described herein: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d) To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination as provided herein shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(e) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section 7.5 shall be paid by the Trust and each Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission. The advancement of any expenses pursuant to this Section 7.5(e) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002, as amended from time to time, or for any other reason.

(f) Any repeal or modification of this Article VII or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(g) Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 7.5 and any advancement of expenses that any Covered Person is entitled to be paid under Section 7.5(e) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article VII; provided that any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable.

Section 7.6 Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust on its own behalf or on behalf of any Series from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust or a Series may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Section 8.3 hereof, assume the obligation to indemnify any Person, including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article VII.

The Investment Sub-Advisory Agreement between Symmetry Partners, LLC and AQR Capital Management, LLC states:

11. Liability and Indemnification. Neither the Sub-Adviser nor its officers, directors, employees, affiliates, agents or controlling persons shall be liable to the Adviser, the Trust, a Fund, its shareholders and/or any other person for the acts, omissions, errors of judgment and/or mistakes of law of any other adviser, sub-Adviser, fiduciary and/or other person with respect to the Fund.

Neither the Sub-Adviser nor its officers, directors, employees, affiliates, agents or controlling persons or assigns shall be liable for any act, omission, error of judgment or mistake of law by them (whether or not deemed a breach of this Agreement) and/or for any loss suffered by the Adviser, the Trust, a Fund, its shareholders and/or any other person in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Adviser, the Trust or the Fund arising as a result of any willful misfeasance, bad faith or gross negligence in the performance of Sub-Adviser’s duties or the reckless disregard of its obligations and duties under this Agreement.

The Adviser and the Trust, on behalf of the Funds, each, as applicable, hereby agrees to indemnify and hold harmless the Sub-Adviser, its directors, officers, employees, affiliates, agents and controlling persons (each an “Indemnified Party”) against any and all losses, claims, damages or liabilities (including reasonable attorneys fees and expenses), joint or several, relating to the Agreement, the Trust or a Fund, to which any such Indemnified Party may become subject under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, the Advisers Act, or other federal or state statutory law or regulation, at common law, through a civil suit or otherwise. It is understood, however, that nothing in this paragraph 11 shall protect any Indemnified Party against, or entitle any Indemnified Party to, indemnification against any liability to which such Indemnified Party would otherwise be subject, as a result of its willful misconduct, bad faith or gross negligence in the performance of its duties, or by reason of any reckless disregard of its obligations and duties under this Agreement. The indemnification in this Section 11 shall survive the termination of this Agreement.

The Sub-Adviser shall indemnify each of the Adviser, the Trust and the Funds, and their respective directors, officers, employees, affiliates, agents and controlling persons against any and all losses, claims, damages or liabilities (including reasonable attorneys fees and expenses), arising from the Sub-Adviser’s willful misconduct, bad faith or gross negligence in the performance of its duties under this Agreement, or by any reason of any reckless disregard of its obligations and duties under this Agreement.

The Investment Sub-Advisory Agreement between Symmetry Partners, LLC and Dimensional Fund Advisors LP states:

6. LIABILITY AND INDEMNIFICATION

A. Sub-Adviser. Except as may otherwise be provided by the Investment Company Act or any other federal securities law (whose provisions may not be waived or altered by contract), the Sub-Adviser and its officers, directors, employees, agents or affiliates shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable attorneys fees) incurred or suffered by the Fund(s), the Trust or the Adviser or any shareholders, directors, officers, employees, agents or affiliates thereof as a result of any error of judgment, mistake of law, or other action or omission by the Sub Adviser either in connection with the performance of Sub-Adviser’s duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser; provided, however, that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser for, and the Sub-Adviser shall indemnify and hold harmless the Adviser and the Trust, all affiliated persons thereof (as defined in Section 2(a)(3) of the Investment Company Act) and all controlling persons thereof (as described in Section 15 of the Securities Act) (collectively, “Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the Securities Act, the Investment Company Act, the Advisers Act or any other statute, or at common law or otherwise, arising directly out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Fund(s), the Trust or the Adviser, or the omission to state therein a material fact known to the Sub Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

In no event shall Sub-Adviser be liable for consequential, incidental, special, exemplary, indirect or punitive damages.

The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund(s) or that a Fund will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private. The Sub-Adviser shall not be deemed to have breached this Agreement or any investment restrictions or policies applicable to the Fund(s) in connection with fluctuations arising from market movements and other events outside the control of the Sub-Adviser.

The Sub-Adviser shall not be liable to the Fund(s), the Trust or the Adviser or any shareholders, directors, officers, employees, agents or affiliates thereof for any action taken or failure to act in good faith reliance upon: (i) information, directions, instructions or requests, whether oral or written, made to the Sub-Adviser by a duly authorized officer of the Adviser or the Trust; (ii) the advice of counsel to the Trust; or (iii) any written instruction or certified copy of any resolution of the Board.

B. Adviser. Except as may otherwise be provided by the Investment Company Act or any other federal securities law (whose provisions may not be waived or altered by contract), the Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable attorneys fees) incurred or suffered by the Sub Adviser as a result of any error of judgment, mistake of law, or other action or omission by the Adviser; provided, however, that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub Adviser, all affiliated persons thereof (as defined in Section 2(a)(3) of the Investment Company Act) and all controlling persons thereof (as described in Section 15 of the Securities Act) (collectively, “Sub-Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub Adviser Indemnitees may become subject under the Securities Act, the Investment Company Act, the Advisers Act or any other statute, or at common law or otherwise, arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Fund(s), the Trust or the Adviser, or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees; provided, however, that Sub-Adviser has had a reasonable opportunity to review the relevant Prospectus, proxy materials, reports, advertisements, sales literature or other materials.

The Investment Sub-Advisory Agreement between Symmetry Partners, LLC and J.P. Morgan Investment Management Inc. states:

6. LIABILITY AND INDEMNIFICATION

A. Sub-Adviser. Except as may otherwise be provided by the Investment Company Act or any other federal securities law (whose provisions may not be waived or altered by contract), the Sub-Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable attorneys’ fees) incurred or suffered by the Fund(s), the Trust or the Adviser as a result of any error of judgment, mistake of law, or other action or omission by the Sub-Adviser; provided, however, that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser for, and the Sub-Adviser shall indemnify and hold harmless the Adviser and the Trust, all affiliated persons thereof (as defined in Section 2(a)(3) of the Investment Company Act) and all controlling persons thereof (as described in Section 15 of the Securities Act) (collectively, “Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the Securities Act, the Investment Company Act, the Advisers Act or any other statute, or at common law or otherwise, arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, or other regulatory filings of or for the Fund(s) or the Trust, and quarterly fact sheets for the Fund(s) to the extent the Sub-Adviser had the opportunity to review prior to its use or dissemination, or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein, unless such statement or omission was made in reasonable reliance upon information furnished to the Sub-Adviser by the Adviser Indemnitees.

B. Adviser. Except as may otherwise be provided by the Investment Company Act or any other federal securities law (whose provisions may not be waived or altered by contract), the Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable attorneys’ fees) incurred or suffered by the Sub-Adviser as a result of any error of judgment, mistake of law, or other action or omission by the Adviser; provided, however, that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (as defined in Section 2(a)(3) of the Investment Company Act) and all controlling persons thereof (as described in Section 15 of the Securities Act) (collectively, “Sub-Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the Securities Act, the Investment Company Act, the Advisers Act or any other statute, or at common law or otherwise, arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, or other regulatory filings of or for the Fund(s) or the Trust, and quarterly fact sheets for the Fund(s) to the extent the Adviser had the opportunity to review prior to its use or dissemination, or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reasonable reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees.

The Investment Sub-Advisory Agreement between Symmetry Partners, LLC and Vident Advisory, LLC states:

14.       Liability of the Subadviser.

(a)       The Subadviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in a Fund’s Disclosure Documents relating to the Subadviser and the Subadviser’s affiliates and other information supplied by the Subadviser for inclusion therein.

(b)       The Subadviser shall be liable to a Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment or trade error made by the Subadviser in contravention of: (i) any investment policy, guideline, or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Subadviser; or (ii) applicable law, including, but not limited to, the 1940 Act (the investments described in this subsection (b) collectively are referred to as “Improper Investments”).

(c)       The Subadviser shall indemnify and hold harmless each of (i) the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any said person, a “Trust Indemnified Party”), and (ii) the Adviser, each affiliated person of the Adviser within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Adviser within the meaning of Section 15 of the 1933 Act (any said person, an “Adviser Indemnified Party”) (said Trust Indemnified Parties and said Adviser Indemnified Parties hereinafter referred to collectively as the “Indemnified Parties”), against any and all losses, claims, damages, expenses, or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable counsel fees incurred in connection therewith) to which any said person may become subject under the 1933 Act, the 1934 Act, the 1940 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as said losses, claims, damages, expenses, or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a material breach by the Subadviser of this Agreement or of the representations and warranties made by the Subadviser herein; (ii) any Improper Investment; (iii) any untrue statement of a material fact by the Subadviser contained in any Disclosure Document relating to the Subadviser and the Subadviser’s affiliates and other information supplied by Subadviser for inclusion therein, or the omission by the Subadviser from a Disclosure Document of a material fact regarding the Subadviser or the Subadviser’s investment program required to be stated therein or necessary to make the statements therein not misleading; or (iv) the Subadviser’s performance or non-performance of the Subadviser’s duties hereunder; provided, however, that: (i) nothing herein shall be deemed to protect any Adviser Indemnified Party against any liability to the Subadviser to which said Adviser Indemnified Party otherwise would be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of said person related to the services contemplated under this Agreement; and (ii) that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to the Trust’s shareholders to which said Indemnified Party otherwise would be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of said person’s office with the Trust.

(d)       The Adviser shall indemnify and hold harmless the Subadviser, each affiliated person of the Subadviser within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Subadviser within the meaning of Section 15 of the 1933 Act (any said person, a “Subadviser Indemnified Party”) against any and all losses, claims, damages, expenses, or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense, or liability and reasonable counsel fees incurred in connection therewith) to which any said person may become subject under the 1933 Act, the 1934 Act, the 1940 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as said losses, claims, damages, expenses, or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a material breach by the Adviser of this Agreement or of the representations and warranties made by the Adviser herein; (ii) any untrue statement of a material fact by the Adviser contained in any Disclosure Document relating to the Adviser and the Adviser’s affiliates and other information supplied by Adviser for inclusion therein, or the omission by the Adviser from a Disclosure Document of a material fact regarding the Adviser required to be stated therein or necessary to make the statements therein not misleading; or (iv) the Adviser’s performance or non-performance of the Adviser’s duties hereunder; provided, however, that nothing herein shall be deemed to protect any Subadviser Indemnified Party against any liability to the Adviser to which said Subadviser Indemnified Party otherwise would be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of said person related to the services contemplated under this Agreement.

The Registrant’s Custody Agreement with the Bank of New York Mellon states:

Indemnification by the Fund. The Fund shall indemnify and hold harmless the Custodian from and against all Losses, including reasonable counsel fees and expenses in third party suits and in a successful defense of claims asserted by the Fund, relating to or arising out of the performance of the Custodian’s obligations under this Agreement, except to the extent resulting from the Custodian’s negligence (based upon the standard of care as set forth in Section 9.1) or willful misconduct.

The Registrant’s Custodian and Transfer Agent Agreement with Brown Brothers Harriman & Co. states:

Indemnification. The Fund hereby indemnifies BBH&Co. as TA and Custodian (and each Subcustodian), and their respective Agents, nominees and the partners, employees, officers and directors, and agrees to hold each of them harmless from and against all claims and liabilities, including counsel fees and taxes, incurred or assessed against any of them in connection with the performance of this Agreement and any Instruction. If a Subcustodian or any other person indemnified under the preceding sentence, gives written notice of claim to the Custodian, the Custodian shall promptly give written notice to the Fund.

The Registrant’s Distribution Agreement states:

Indemnification of Distributor. The Trust agrees to indemnify, defend and hold harmless, the Distributor, each of its directors, officers, employees and each person, if any, who controls, is controlled by or is under common control with, the Distributor within the meaning of Section 15 of the 1933 Act (collectively, the “Distributor Indemnified Parties”) from and against any and all losses, claims, damages or liabilities, joint or several, whatsoever (including any investigation, legal or other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which the Distributor Indemnified Parties may become subject, arising out of or based upon (i) any untrue statement of a material fact contained in any Prospectus or any document incorporated by reference therein or filed as an exhibit thereto, or any marketing literature or materials distributed on behalf of the Trust with respect to the securities covered by the Prospectus (the “Covered Documents”) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Distributor for any legal or other expenses reasonably incurred by the Distributor in connection with investigating or defending any such action or claim as such expenses are incurred; (ii) any claims of infringement or misappropriation of the intellectual property rights of a third party against the Distributor arising out of or based on the use by the Distributor of any intellectual property of such third party, including, without limitation, indexes, strategies or trademarks that serve as the basis for the Funds or are used by the Funds (the “Intellectual Property”) in connection with its duties as Distributor pursuant to this Agreement, regardless of whether such third party’s rights or claims of rights to such Intellectual Property were disclosed to Distributor and (iii) any breach of any representation, warranty or covenant made by the Trust in this Agreement; provided, however, that the Trust shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Covered Documents about the Distributor in reliance upon and in conformity with written information furnished to the Trust by the Distributor expressly for use therein.

The Registrant’s Transfer Agency Services Agreement with Atlantic Shareholder Services, LLC states:

The Trust agrees to indemnify and hold harmless Atlantic. its employees, agents, subcontractors. directors. officers and managers and any Person who controls Atlantic within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, ("Atlantic Indemnitees") against and from any and all claims, demands, actions, suits, judgments, liabilities, losses. damages, costs. charges, reasonable counsel fees and other expenses of every nature and character arising out of or in any way related to a claim from a third party and arising directly out of (A) Atlantic's actions taken or failures to act with respect to a Fund or (B) incident to the delivery of the Services except those actions or failures to act for which Atlantic Indemnitee would otherwise be liable under Section 3(a) and (b).

Item 31. Business and Other Connections of the Investment Adviser.

Symmetry Partners, LLC is a registered investment adviser and serves as investment adviser for all funds of the Registrant. The descriptions of Symmetry Partners, LLC and the sub-advisers, as applicable, under the caption “Management” in the Prospectus and under the captions “Investment Adviser and Sub-Advisers” in the Statement of Additional Information constituting Parts A and B, respectively, of Symmetry Panoramic Trust’s Registration Statement are incorporated herein by reference.

The information as to the directors and officers of Symmetry Partners, LLC is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-61342) and is incorporated herein by reference.

Symmetry Partners, LLC, with the approval of the Registrant’s Board of Trustees, selects sub-advisers for certain funds of the Registrant. The following companies, which are registered investment advisers, serve as sub-adviser for one or more funds as described in Parts A and B of this Registration Statement.

The information for AQR Capital Management LLC is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-55543) and is incorporated herein by reference.

The information for Dimensional Fund Advisors LP is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-16283) and is incorporated herein by reference.

The information for J.P. Morgan Investment Management Inc. is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-21011) and is incorporated herein by reference.

The information for Vident Advisory, LLC is set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-114538) and is incorporated herein by reference.

Item 32. Principal Underwriters.

(a)	Registrant's distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for:

SEI Daily Income Trust
SEI Tax Exempt Trust
SEI Institutional Managed Trust
SEI Institutional International Trust
The Advisors’ Inner Circle Fund
The Advisors’ Inner Circle Fund II
Bishop Street Funds
SEI Asset Allocation Trust
SEI Institutional Investments Trust
City National Rochdale Funds (f/k/a CNI Charter Funds)
Causeway Capital Management Trust
SEI Offshore Opportunity Fund II
ProShares Trust
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)
SEI Offshore Advanced Strategy Series SPC
SEI Structured Credit Fund, LP
Global X Funds

ProShares Trust II
SEI Special Situations Fund, Ltd.
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)
Schwab Strategic Trust
RiverPark Funds Trust
Adviser Managed Trust
SEI Core Property Fund, LP
New Covenant Funds
KraneShares Trust
The Advisors’ Inner Circle Fund III
SEI Catholic Values Trust
SEI Hedge Fund SPC
SEI Energy Debt Fund, LP
Gallery Trust
Schroder Series Trust
City National Rochdale Select Strategies Fund
City National Rochdale Strategic Credit Fund
Frost Family of Funds
Wilshire Private Assets Fund
SEI Vista Fund, Ltd.
Catholic Responsible Investments Funds
SEI Exchanged Traded Funds
SEI Global Private Assets VI, L.P.
Quaker Investment Trust
SEI Alternative Income Fund
Global X Venture Fund

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b)	Set forth below is information with respect to each director and officer of the Distributor. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
Robert Hum	President, Chief Executive Officer & Director	--
Heather Corkery	Director
Gabriel Garcia	Director
John C. Munch	General Counsel & Secretary	--
Jason McGhin	Chief Operations Officer	--
John P. Coary	Chief Financial Officer & Treasurer	--
Jennifer H. Campisi	Chief Compliance Officer, Assistant Secretary & Anti-Money Laundering Officer	--
William M. Martin	Vice President	--
Christopher Rowan	Vice President	--
Judith A. Rager	Vice President	--
Gary Michael Reese	Vice President	--
Robert M. Silvestri	Vice President	--

(c) Not applicable.

Item 33. Location of Accounts and Records.

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

Registrant:

Symmetry Panoramic Trust

1 Freedom Valley Drive

Oaks, Pennsylvania 19456

Adviser:

Symmetry Partners, LLC

151 National Drive

Glastonbury, Connecticut 06033

Sub-Advisers:

AQR Capital Management, LLC

Two Greenwich Plaza, 3rd Floor

Greenwich, CT 066830

Dimensional Fund Advisors LP

6300 Bee Cave Road, Building One

Austin, TX 78746

J.P. Morgan Investment Management Inc.

383 Madison Avenue

New York, NY 10179

Vident Advisory, LLC

1125 Sanctuary Parkway, Suite 515

Alpharetta, GA 30009

Administrator:

SEI Investments Global Funds Services

1 Freedom Valley Drive

Oaks, Pennsylvania 19456

Distributor:

SEI Investments Distribution Co.

1 Freedom Valley Drive

Oaks, Pennsylvania 19456

Custodians:

Bank of New York Mellon

225 Liberty Street

New York, New York 10286

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 15 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 23rd day of September, 2026.

SYMMETRY PANORAMIC TRUST

By:	/s/ Michael Beattie
Name:	Michael Beattie*
Title:	President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment has been signed below by the following persons in the capacity and on the date indicated.

Signature	Title	Date

/s/ John G. Alshefski	Trustee	September 23, 2026
John G. Alshefski*

/s/ Jon C. Hunt	Trustee	September 23, 2026
Jon C. Hunt*

/s/ Thomas P. Lemke	Trustee	September 23, 2026
Thomas P. Lemke*

/s/ Nichelle Maynard-Elliott	Trustee	September 23, 2026
Nichelle Maynard-Elliott*

/s/ Jay C. Nadel	Trustee	September 23, 2026
Jay C. Nadel*

/s/ Randall S. Yanker	Trustee	September 23, 2026
Randall S. Yanker*

/s/Michael Beattie	President	September 23, 2026
Michael Beattie*

/s/ Andrew Metzger	Treasurer, Controller & Chief Financial Officer	September 23, 2026
Andrew Metzger*

* Signatures affixed by:	/s/ Eric C. Griffith
Eric C. Griffith
Attorney-in-fact

EXHIBIT INDEX

(d)(iii)	Form of Amended and Restated Exhibit B to the Investment Advisory Agreement between the Registrant and Symmetry Partners, LLC
(d)(x)	Form of Amended and Restated Schedule A to the Investment Subadvisory Agreement between Symmetry Partners, LLC and Vident Advisory, LLC
(i)	Opinion and Consent of Counsel
(m)(ii)	Amended and Restated Schedule A to the Plan Pursuant to Rule 12b-1 under the 1940 Act